Exhibit 10.22

CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933,

AS AMENDED. […***…] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE

OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

COLLABORATION AGREEMENT

Between

ZYMEWORKS INC.

and

CELGENE CORPORATION & CELGENE ALPINE INVESTMENT CO. LLC

December 23, 2014

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TABLE OF CONTENTS

(Continued)

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TABLE OF CONTENTS

(Continued)

		Page

14.16	Binding Effect	45
14.17	Construction	45
14.18	Cumulative Remedies	45
14.19	Export	45
14.20	Notification and Approval	46

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COLLABORATION AGREEMENT

THIS COLLABORATION AGREEMENT (the “Agreement”), effective as of December 23, 2014 (the “Effective Date”), by and between CELGENE CORPORATION, a corporation organized and existing under the laws of Delaware, with its principal business office located at 86 Morris Avenue, Summit, NJ 07901, USA (“Celgene Corp.”), CELGENE ALPINE INVESTMENT CO. LLC (“Celgene Alpine” and, together with Celgene Corp., “Celgene”) and ZYMEWORKS INC., a corporation organized and existing under the laws of Canada, and extra provincially in British Columbia, having an address at 540-1385 West 8th Avenue, Vancouver, BC, Canada V6H 3V9 (“Zymeworks”). Zymeworks and Celgene are each referred to individually as a “Party” and together as the “Parties”.

BACKGROUND

A. Zymeworks controls a proprietary Fc/Fab heterodimerization platform that was developed using Zymeworks’ proprietary molecular simulation software, known as ZymeCAD™.

B. Celgene and Zymeworks desire to enter into this agreement under which Zymeworks will utilize such platform to generate and develop certain bi-specific Antibodies (as defined below) based on binding sequences nominated by the Parties.

C. Celgene desires to obtain certain licenses and options under certain intellectual property controlled by Zymeworks to use Zymeworks’ platform to help develop and commercialize certain products incorporating such Antibodies, and Zymeworks is willing to grant such rights, all on the terms and conditions as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein below, the sufficiency of which is acknowledged by both Parties, the Parties agree as follows:

1. DEFINITIONS AND INTERPRETATIONS

Whenever used in this Agreement with an initial capital letter, the terms defined in this Article 1 and elsewhere in this Agreement, whether used in the singular or plural, shall have the meanings specified.

1.1 “Accounting Standards” means (a) GAAP (United States Generally Accepted Accounting Principles); or (b) to the extent that a Person adopts International Financial Reporting Standards (IFRS), then “Accounting Standards” means International Financial Reporting Standards (IFRS) with respect to that Person, in either case consistently applied.

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1.2 “Acquiring Entity” means a Third Party that merges or consolidates with or acquires a Party, or to which a Party transfers all or substantially all of its assets to which this Agreement pertains.

1.3 “Act” means, as applicable, the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq., or the Public Health Service Act, 42 U.S.C. §§ 262 et seq., as such may be amended from time to time.

1.4 “Affiliate” means with respect to either Party, any Person controlling, controlled by or under common control with such Party, for so long as such control exists. For purposes of this Section 1.4 only, “control” means (i) direct or indirect ownership of fifty percent (50%) or more of the stock or shares having the right to vote for the election of directors of such corporate entity or (ii) the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such entity, whether through the ownership of voting securities, by contract or otherwise.

1.5 “Annual Net Sales” means, with respect to a particular Product and Calendar Year, all Net Sales of such Product throughout the Territory during such Calendar Year.

1.6 “Antibody” means any and all antibodies or antibody analogues, including Fc or Fab components thereof, derived and generated from the Collaboration Sequence Pairs through the application of the Zymeworks Platform pursuant to the Research Program.

1.7 “Applicable Laws” means all federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidelines or requirements of Regulatory Authorities, national securities exchanges or securities listing organizations that may be in effect from time to time during the Term and applicable to a particular activity hereunder.

1.8 “Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York, USA are authorized or required by Applicable Law to remain closed.

1.9 “CAD” means Canadian dollars.

1.10 “Calendar Quarter” means any respective period of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of any Calendar Year.

1.11 “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.12 “[…***…]” means […***…].

1.13 “Celgene Intellectual Property” means the Celgene Patent Rights and the Celgene Know-How.

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1.14 “Celgene Know-How” means all Know-How, which: (a) is Controlled by Celgene as of the Effective Date and during the Term of the Agreement, (b) is not generally known, and (c) is reasonably necessary or useful to Celgene in: (i) carrying out the activities assigned to it under the Research Program (ii) researching, developing, manufacturing or commercializing Collaboration Sequence Pairs or (iii) researching, developing, manufacturing or commercializing Products (including researching, developing and manufacturing of any Antibody for inclusion in such Products).

1.15 “Celgene Patent Rights” means, Subject to Section 7.1, any and all Patent Rights that are Controlled by Celgene or its Affiliates (including Patent Rights Controlled by Celgene claiming Inventions made by Celgene (alone or with its Affiliate or a Third Party)) as of the Effective Date and during the Term of the Agreement, including any such Patent Rights claiming Collaboration Sequence Pairs, Inventions related solely to the Collaboration Sequence Pairs or Antibod(ies) generated from and incorporating such Collaboration Sequence Pairs. For clarity, Celgene Patent Rights shall not include Joint Patent Rights.

1.16 “Clinical Trial” means a Phase I Clinical Trial, Phase II Clinical Trial or Phase III Clinical Trial, or any post-approval human clinical trial, as applicable.

1.17 “Collaborator” means a Third Party with whom Celgene has a written agreement pursuant to which Celgene works with such Third Party on collaborative scientific activities related to any antibody or antibody analogue.

1.18 “Combination Product” means any Product that comprises an Antibody sold in conjunction with another active pharmaceutical ingredient (whether packaged together or in the same therapeutic formulation or otherwise).

1.19 “Confidential Information” means all Know-How, which is generated by or on behalf of a Party under this Agreement or which one Party or any of its Affiliates or contractors has provided or otherwise made available to the other Party whether made available orally, in writing, or in electronic form, including such Know-How comprising or relating to concepts, discoveries, Inventions, data, designs or formulae arising from this Agreement. This Agreement and its Exhibits and amendments constitute Confidential Information of both of the Parties.

1.20 “Control” or “Controlled” means, with respect to any material, Know-How, or intellectual property right (including Patent Rights), that a Party (a) owns or (b) has a license to such material, Know-How, or intellectual property right and, in each case, has the power to grant to the other Party access, a license, or a sublicense (as applicable) to the same on the terms and conditions set forth in this Agreement without violating any obligations of the granting Party to a Third Party or subjecting the granting Party to any additional fee or charge. Notwithstanding anything to the contrary in this Agreement, the following shall not be deemed to be Controlled by Zymeworks: (i) any materials, Know-How or intellectual property right owned or licensed by any Acquiring Entity immediately prior to the effective date of the merger, consolidation or transfer making such Third Party an Acquiring Entity, and (ii) any materials, Know-How or intellectual property right that any Acquiring Entity subsequently develops without accessing or practicing the Zymeworks Platform or any Zymeworks Intellectual Property.

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1.21 “Cover” or “Covered” means, with respect to a Product in a particular country, that the manufacture, use, sale or importation of such Product in such country would, but for the licenses granted herein, infringe a Valid Claim.

1.22 “Directed To” means, with regard to an antibody or product, that such antibody or product (a) binds directly to a Target, and (b) exerts its primary diagnostic, prophylactic or therapeutic activity as a result of such binding or modifies the profile (e.g., pharmacokinetics, tissue penetration and distribution) of the antibody as a result of such binding, as determined based on reasonable experimental data or generally accepted scientific literature, in either case available at the time of completion of preclinical development of such antibody or product. When required grammatically, the defined term “Directed To” may be separated and shall have the same meaning set forth above; e.g., when discussing Targets To which an antibody is Directed.

1.23 “FDA” means the United States Food and Drug Administration and any successor thereto.

1.24 “Field” means any and all uses, including diagnostic, prophylactic, and therapeutic uses, in humans.

1.25 “First Commercial Sale” means, with respect to a Product in any country in the Territory, the first sale, transfer or disposition for value or for end use or consumption of such Product in such country after Marketing Authorization has been received in such country.

1.26 “[…***…]” means Celgene’s […***…] with respect to the Zymeworks Platform for all Sequence Pairs that are […***…] to any given Collaboration Sequence Pair, as further described in Section 3.4. For clarity, […***…] will be examined only with respect to the […***…] of the […***…], and only those […***…] that are […***…] to both […***…] examined individually shall be […***…] to Celgene.

1.27 “Invention” means any Know-How, composition of matter, article of manufacture or other subject matter, whether patentable or not, that is conceived or reduced to practice under and as a result of any work performed under the Agreement, including any work performed pursuant to the Research Program.

1.28 “Joint Invention” means any Invention conceived or reduced to practice jointly by one or more employees of Celgene or its Affiliate or a Third Party acting under authority of Celgene or its Affiliate, on the one hand, and one or more employees of Zymeworks or its Affiliate or a Third Party acting under authority of Zymeworks or its Affiliate, on the other hand.

1.29 “Joint Know-How” means all Know-How comprising a Joint Invention.

1.30 “Joint Patent Rights” means all Patent Rights claiming a Joint Invention.

1.31 “Know-How” means all technical information, know-how, data, inventions, discoveries, trade secrets, specifications, instructions, processes, formulae, methods, protocols, expertise and other technology applicable to formulations, compositions or products or to their

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manufacture, development, registration, use or marketing or to methods of assaying or testing them, and all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical and analytical, safety, quality control, manufacturing, preclinical and clinical data relevant to any of the foregoing. For clarity, Know-How excludes Patent Rights and materials.

1.32 “Major Market” means the […***…], in which Marketing Authorization for the applicable Product is obtained) and […***…].

1.33 “Marketing Authorization” means all approvals from the relevant Regulatory Authority necessary to initiate marketing and selling a product (including a Product) in any country. For clarity, Marketing Authorization shall include pricing or reimbursement approval in countries outside of the United States where Celgene Corp. or Celgene Alpine determines in its sole discretion that such pricing or reimbursement approval is desirable prior to initiating and selling a product (including a Product) in such countries.

1.34 “Multi-Specific Antibody” means an antibody or an antibody analogue, generated through the application of the Zymeworks Platform, that contains independent binding sites Directed to […***…].

1.35 “Net Sales” means the sum of, without any duplication: the gross amounts invoiced for the Products sold by Celgene, its Affiliates or its licensees to Third Parties (other than Celgene, its Affiliates or its licensees), including wholesale distributors, less deductions from such amounts calculated in accordance with Accounting Standards so as to arrive at “net sales” under Accounting Standards as reported by Celgene, its Affiliate or its licensee, as applicable, in such Person’s financial statements, and further reduced by […***…]. Any and all set-offs against gross invoice prices and write-offs shall be calculated in accordance with Accounting Standards. Sales or other commercial dispositions of a Product between Celgene and its Affiliates and its licensees shall be excluded from the computation of Net Sales; Product provided to Third Parties […***…], in connectifon with […***…] shall be excluded from the computation of Net Sales; and no payments will be payable on such sales or such other commercial dispositions, except where such an Affiliate or licensee is an end user of the Product.

Notwithstanding the foregoing, if a Product is sold or otherwise commercially disposed of for consideration other than cash or in a transaction that is not at arm’s length between the buyer and the seller, then the gross amount to be included in the calculation of Net Sales shall be the amount that would have been invoiced had the transaction been conducted at arm’s length and for cash. Such amount that would have been invoiced shall be determined, wherever possible, by reference to the average selling price of such Product in arm’s length transactions in the relevant country.

Notwithstanding the foregoing, in the event a Product is sold as a Combination Product in a particular country, Net Sales shall be calculated by multiplying the Net Sales of the Combination Product by the fraction A/(A+B), where A is the gross invoice price of the Antibody(ies) if sold as a stand-alone Product in a country and B is the gross invoice price of the other active pharmaceutical ingredient(s) included in the Combination Product if sold as a stand-alone product in such country. If no such separate sales are made by Celgene, its Affiliates or licensees in a country, Net Sales of the Combination Product shall be calculated in a manner

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determined by Celgene in good faith based upon the relative value of the active pharmaceutical ingredients of such Combination Product.

1.36 “New Indication” means a new application for a label expansion indicating the applicable drug for a new initial, expanded or additional patient populations, or newly indicating the drug for use in combination with another treatment or drug, in each case that requires a Pivotal Clinical Trial for Marketing Authorization for such new label or label expansion. Different lines of treatment of an indication will not be considered a separate New Indication; the treatment and prevention of separate varieties of an indication or precursor condition will not be a separate New Indication; and the treatment or prevention of an indication in a different population will not be a separate New Indication (e.g., adult and pediatric).

1.37 “Option Term” means, with respect to each Collaboration Sequence Pair, the period commencing on the initiation of the Research Program and expiring on the earlier of: (a) the date that is […***…] after the expiration of the Research Program Term, or (b) the date that is […***…].

1.38 “Patent Rights” means the rights and interests in and to issued patents and pending patent applications (which, for purposes of this Agreement, include certificates of invention, applications for certificates of invention and priority rights) in any country or region, including all provisional applications, substitutions, continuations, continuations-in-part, continued prosecution applications including requests for continued examination, divisional applications and renewals, and all letters patent or certificates of invention granted thereon, and all reissues, reexaminations, extensions (including pediatric exclusivity patent extensions), term restorations, renewals, substitutions, confirmations, registrations, revalidations, revisions and additions of or to any of the foregoing, in each case, in any country.

1.39 “Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

1.40 “Phase I Clinical Trial” means a human clinical trial of a product, the principal purpose of which is to generate information on product safety, tolerability, pharmacological activity or pharmacokinetics, or that is otherwise consistent with the requirements of U.S. 21 C.F.R. §312.21(a) or its foreign equivalents.

1.41 “Phase II Clinical Trial” means a human clinical trial of a product, the principal purpose of which is to explore a variety of doses, dose response, and duration of effect, and to generate evidence of clinical safety and effectiveness for a particular indication or indications in a target patient population, or that is otherwise consistent with the requirements of U.S. 21 C.F.R. §312.21(b) or its foreign equivalents.

1.42 “Phase III Clinical Trial” means a human clinical trial of a product, the principal purpose of which is intended to (a) establish that the product is safe and efficacious for its intended use, (b) define contraindications, warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, and (c) support Marketing Authorization for such product, or that is otherwise consistent with the requirements of U.S. 21 C.F.R. §312.21(c) or its foreign equivalents.

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1.43 “Pivotal Clinical Trial” means a human clinical trial of a product on a sufficient number of subjects that, prior to commencement of the trial, satisfies both of the following ((a) and (b)): (a) such trial is designed to establish that such product has an acceptable safety and efficacy profile for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such product in the dosage range to be prescribed, which trial is intended to support Marketing Authorization of such product, or a similar clinical study prescribed by a Regulatory Authority; and (b) such trial is a registration trial sufficient for filing an application for a Marketing Authorization for such product in the U.S. or another country or some or all of an extra-national territory, as evidenced by (i) an agreement with or statement from the FDA on a Special Protocol Assessment, or (ii) other guidance or minutes issued by a Regulatory Authority, for such registration trial.

1.44 “Product” means a pharmaceutical preparation containing one or more Antibody(ies). For clarity, a Product includes any formulation, delivery device, dispensing device or packaging required for effective use of the Product.

1.45 “Regulatory Authority” means the FDA or any counterpart of the FDA outside the United States, or other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of a pharmaceutical product (including a Product), which may include the authority to grant the required reimbursement and pricing approvals for such sale.

1.46 “Related Party” means each Party, its Affiliates, and their respective licensees or sublicensees hereunder (which term excludes any Third Parties to the extent functioning as distributors), as applicable. In no event shall Zymeworks be a Related Party with respect to Celgene or Celgene be a Related Party with respect to Zymeworks.

1.47 “Research Program Patent Rights” means any and all Patent Rights claiming an Invention that are Controlled by either Party or their respective Affiliates.

1.48 “Secondary Market” means […***…].

1.49 “Sequence” means an antibody nucleic acid or amino acid sequence corresponding only to the […***…]that is Directed To […***…].

1.50 “Sequence Pair” means a pair of Sequences, each of which is Directed To a […***…].

1.51 “Target” means any clinically relevant […***…] (or portion thereof).

1.52 “Target Pair” means any two Targets in combination.

1.53 “Territory” means the world.

1.54 “Third Party” means any Person other than Celgene or Zymeworks or an Affiliate of Celgene or Zymeworks.

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1.55 “United States” or “US” means the United States of America and its territories and possessions.

1.56 “USD” and “$” mean United States dollars.

1.57 “Valid Patent Claim” means any claim of (a) an issued and unexpired patent or (b) a pending patent application, in each case included within the Zymeworks Patent Rights or the Research Program Patent Rights, which (i) has not been abandoned, revoked, lapsed or held unenforceable, invalid or unpatentable by a court or other government body of competent jurisdiction with no further possibility of appeal, (ii) has not been pending for […***…] (or […***…] with respect to patent applications filed in […***…], […***…] and […***…]) from the date of filing of the earliest priority patent application to which such pending patent application is entitled to claim benefit, or (iii) has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise.

1.58 “Zymeworks Intellectual Property” means the Zymeworks Patent Rights and the Zymeworks Know-How.

1.59 “Zymeworks Know-How” means all Know-How, which: (a) is Controlled by Zymeworks as of the Effective Date and during the Term of the Agreement, (b) is not generally known, and (c) is reasonably necessary or useful to Celgene in: (i) carrying out the activities assigned to it under the Research Program or (ii) developing, manufacturing or commercializing Products (including developing and manufacturing of any Antibody for inclusion in such Products).

1.60 “Zymeworks Patent Rights” means, subject to Section 7.1, any and all Patent Rights that are Controlled by Zymeworks or its Affiliates (including Patent Rights Controlled by Zymeworks claiming Zymeworks Inventions) as of the Effective Date and during the Term of the Agreement, which are (a) necessary or reasonably useful for the use or exploitation of the Zymeworks Platform for carrying out the Research Program or (b) claim the manufacture, use, sale or importation of any Antibody.

1.61 “Zymeworks Platform” means Zymeworks’ proprietary […***…] mutations which enable the efficient formation of […***…]. This platform was developed using the Company’s proprietary molecular simulation software suite, known as ZymeCAD™.

1.62 Additional Definitions. In addition, each of the following definitions shall have the respective meanings set forth in the section of this Agreement indicated below.

Definition	Section/Exhibit
Accounting Firm	6.4.3(a)
Agreement	Preamble
Agreement Payments	6.3
Celgene	Preamble
Celgene Indemnified Party	13.1
Claims	13.1
Code	11.4

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Definition	Section/Exhibit
Collaboration Sequence Pair	3.4
Commercialization Milestone Event	5.5
Commercialization Milestone Payment	5.5
Confidentiality Agreement	14.13
Controlling Party	7.3.5
Designation Notice	3.4
Development Candidate	3.3
Development Milestone Event	5.4
Development Milestone Payment	5.4
Development Period	3.3.1
Dispute	14.5.1
Effective Date	Preamble
Excluded Claim	14.5.5
Indemnified Party	13.3.1
Indemnifying Party	13.3.1
Competing Infringement	7.3.1
Losses	13.1
Notice of Dispute	14.5.1
Parties	Preamble
Party	Preamble
prosecution	7.2.1
Research Program	3.1.1
Research Program Leader	4.1
Research Program Term	3.1.2
Royalty	5.6.1
Royalty Term	5.6.2
Subscription Agreement	5.2
Taxes	6.3
Term	10.1.1
Upfront License Fee	5.3
Workplan	3.1.3
Zymeworks	Preamble
Zymeworks Indemnified Party	13.2

1.63 Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections or Exhibits to this Agreement and references to this Agreement include all Exhibits hereto. In the event of any conflict between the main body of this Agreement and any Exhibit hereto, the main body of this Agreement shall prevail. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “day” or “year” means a calendar day or year unless otherwise specified; (c) the

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word “notice” shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (d) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement as a whole and not merely to the particular provision in which such words appear; (e) the words “shall” and “will” have interchangeable meanings for purposes of this Agreement; (f) the word “or” shall have the inclusive meaning commonly associated with “and/or”; (g) provisions that require that a Party, the Parties or a committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise; (h) words of any gender include the other gender; (i) words using the singular or plural number also include the plural or singular number, respectively; (j) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof; (k) neither Party or its Affiliates shall be deemed to be acting “under authority of” the other Party.

2. GRANT OF LICENSES

2.1 Licenses and Rights to Celgene. Subject to the terms and conditions of this Agreement,

2.1.1 Conduct of the Research Program. During the Research Program Term until the expiration of the Option Term with respect to each Collaboration Sequence Pair, Zymeworks hereby grants to Celgene an exclusive, even as to Zymeworks, research and development license, including the right to authorize its Affiliates and its Collaborators, to use the Zymeworks Intellectual Property with respect to Collaboration Sequence Pairs, solely (a) for Celgene, its Affiliates and Collaborators to perform those activities assigned to Celgene under the Research Program and (b) to otherwise research and develop the Antibodies generated from and incorporating such Collaboration Sequence Pair; provided that Celgene shall (i) notify Zymeworks prior to any Affiliate or Collaborator first being so authorized, which notice shall identify the particular Affiliate or Collaborator and include a brief description of the general activities to be performed thereby and (ii) be and remain responsible to Zymeworks for the compliance of each such Affiliate and Collaborator with the applicable terms and conditions hereunder. For clarity, the foregoing license does not include the right to sell or otherwise commercialize Antibodies or Products.

2.1.2 Option. Zymeworks hereby grants to Celgene an option (the “Option”), on a Collaboration Sequence Pair-by-Collaboration Sequence Pair basis for up to eight (8) Collaboration Sequence Pairs, to obtain an exclusive, even as to Zymeworks, license under the Zymeworks Intellectual Property (including Zymeworks’ interest in Joint Inventions) to (a) make, have made, use, export and import, and have exported and imported Antibodies generated from and incorporating such Collaboration Sequence Pair for incorporation into Products, (b) make, have made, use, sell, offer for sale, export and import, and have exported and imported such Products, and (c) research and develop and manufacture such Antibodies generated from and incorporating such Collaboration Sequence Pair, in each case, (a), (b), and (c), in the Field in the Territory (the “Commercial License”). Celgene may exercise the Option on a Collaboration Sequence Pair by Collaboration Sequence Pair basis at any time during the Option Term with

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respect to such Collaboration Sequence Pair by providing Zymeworks with written notice of such exercise and paying Zymeworks the Upfront License Fee in accordance with Section 5.3. If the Research Program Term is extended pursuant to Section 3.1.2, Zymeworks will expand the Option by an additional […***…], for an aggregate total of up to […***…].

For clarity, prior to the exercise of the Option and payment of the Upfront License Fee with respect to a Collaboration Sequence Pair, Celgene shall not sell or otherwise commercialize Products incorporating the Antibody generated from and incorporating such Collaboration Sequence Pair or conduct any development of such Products beyond […***…]. Upon Celgene’s exercise of the Option and payment to Zymeworks of the Upfront License Fee with respect to a given Collaboration Sequence Pair, Zymeworks shall grant, and hereby grants (effective upon such exercise and payment), to Celgene the Commercial License, solely with respect to such Collaboration Sequence Pair. Upon each exercise of an Option, all rights under the resulting Commercial License for the United States shall be granted to Celgene Corp., and all rights under the resulting Commercial License outside of the United States shall be granted to Celgene Alpine.

2.1.3 Sublicenses. The Commercial License shall include the right to grant sublicenses (including to Affiliates and Third Parties) through multiple tiers; provided that each sublicense granted by Celgene shall be consistent with the terms and conditions of this Agreement. Celgene shall (a) provide Zymeworks with prompt notice of any such sublicenses that it grants and identifying the sublicensee and the scope of such sublicensee’s rights/responsibilities and (b) shall be and remain responsible to Zymeworks for the compliance of each sublicensee with the applicable terms and conditions hereunder.

2.1.4 Active Development. Notwithstanding anything herein to the contrary, Celgene’s exclusivity (including any […***…]), rights and licenses will expire with respect to a Collaboration Sequence Pair if Celgene ceases active research and development of the Antibody generated from and incorporating such Collaboration Sequence Pair or Product(s) incorporating such Antibody.

2.2 License to Zymeworks. Subject to the terms and conditions of this Agreement, Celgene hereby grants Zymeworks a license to make, use and otherwise exploit subject matter within the Know-How and Patents Controlled by Celgene or its Affiliates solely for Zymeworks to perform those activities assigned to it under the Research Program or otherwise cooperate with Celgene hereunder. The license granted under this Section 2.2 shall include the right to sublicense to the subcontractors described on Exhibit 2.2, to the extent reasonably necessary to conduct the Research Program. Any other sublicenses by Zymeworks to other subcontractors shall require Celgene’s prior written consent.

2.3 No Implied Licenses. Except as expressly set forth in this Agreement, neither Party, by virtue of this Agreement, shall acquire any license or other interest, by implication or otherwise, in any materials, Know-How, Patent Rights or other intellectual property rights Controlled by the other

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Party or its Affiliates. Subject to the licenses and rights explicitly granted to Celgene hereunder and the other terms and conditions of this Agreement, Zymeworks will retain all rights under the Zymeworks Intellectual Property. Subject to the licenses and rights explicitly granted to Zymeworks hereunder and the other terms and conditions of this Agreement, Celgene will retain all of its rights under the Celgene Intellectual Property.

3. RESEARCH PROGRAM AND DEVELOPMENT AND

COMMERCIALIZATION OF PRODUCTS

3.1 Research Program.

3.1.1 General. Celgene and Zymeworks may collaborate to conduct a program to generate and develop Multi-Specific Antibodies generated from and incorporating the Collaboration Sequence Pairs in accordance with the Workplan (the “Research Program”). The Research Program shall be subject to the oversight of the JRC.

3.1.2 Research Program Term. The Research Program shall commence on the Effective Date and shall conclude forty (40) months thereafter (such period, as it may be extended, the “Research Program Term”). The Research Program Term may be extended one time by an additional twenty-four (24) months, for an aggregate total of sixty-four (64) months, at Celgene’s sole discretion, by providing Zymeworks with written notice of such extension not less than […***…] prior to the expiration of the then-current Research Program Term and paying Zymeworks an additional, non-refundable fee of […***…] dollars ($[…***…] USD), paid 50% by Celgene Corp. and 50% by Celgene Alpine, within […***…] of providing such written notice.

3.1.3 Workplan. The Research Program may cover the following activities, as set forth in further detail in a written workplan for each Collaboration Sequence Pair established by the JRC in its sole discretion subsequent to the execution of this Agreement pursuant to Section 4.4 (collectively, the “Workplan”) (the Workplan shall be attached hereto from time-to-time as Exhibit 3.1.3, as it may be amended by the JRC):

(a) The Parties may nominate Sequence Pairs Directed To Target Pairs, each of which will be subject to gatekeeping in accordance with Section 3.4 below;

(b) The Parties may apply the Zymeworks Platform to the Collaboration Sequence Pairs in the design, engineering, and characterization of the Antibodies; and

(c) Zymeworks, its Affiliates, or contract research organizations of Zymeworks’ choice may perform its responsibilities under the Workplan including […***…] of Antibodies. Celgene, its Affiliates, Collaborators or contract research organizations of Celgene’s choice may perform its responsibilities under the Workplan towards the nomination of Development Candidates, including […***…] of Antibodies.

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3.1.4 Conduct of Research Program. Each Party agrees:

(a) To use its own efforts, in its sole discretion, to conduct its responsibilities under the Research Program, as assigned to it under the Workplan and to achieve the objectives and timelines within the Workplan;

(b) To act in good faith toward each other;

(c) To conduct the Research Program in compliance with all Applicable Laws; and

(d) That the other Party may utilize the services of its Affiliates and Third Parties to perform those activities assigned to it under the Research Program; provided that such Party shall remain responsible for the performance of such Affiliates and Third Parties hereunder.

3.1.5 Exchange of Know-How and materials.

(a) Without limiting Section 3.2, promptly after the Effective Date, and on an ongoing basis during the conduct of the Research Program, (i) Zymeworks shall disclose to Celgene in writing and/or in an electronic format Zymeworks Know-How and (ii) Celgene shall disclose to Zymeworks in writing and/or in electronic format Know-How Controlled by Celgene and reasonably necessary for Zymeworks’ performance of its obligations pursuant to the Workplan, in each case (i) and (ii) as specified in the Workplan, as established by the JRC in its sole discretion.

(b) To the extent any physical materials need to be delivered to a Party as may be determined by the JRC under this Agreement to enable that Party to perform its obligations under the Research Program the delivering Party shall arrange for prompt delivery of such physical materials in the manner determined by the JRC, and the Parties shall execute a material transfer agreement, on terms consistent with this agreement and in a form mutually agreed upon by the Parties. The Party receiving such physical materials shall use the same for the sole purpose of conducting activities under the Research Program or otherwise exercising its rights and fulfilling its obligations hereunder and treat all such physical materials as Confidential Information of the delivering Party. Unless expressly agreed otherwise, physical materials so supplied by a Party to another Party pursuant to this Agreement shall be “AS IS” without warranty of any kind and shall not be used in any human application.

3.2 Records and Reports.

3.2.1 Records. Each Party shall maintain records, for so long as necessary to comply with Applicable Laws or reasonably necessary to support the prosecution, maintenance and enforcement of intellectual property rights (including Patent Rights) in accordance with Article 7 below, regarding its conduct of the Research Program after the applicable activity, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall fully and properly reflect the work done and results achieved by such Party in the performance of the Research Program.

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3.2.2 Copies and Inspection of Records. During the period that such records are required to be maintained pursuant to Section 3.2.1, each Party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all such records referred to in Section 3.2.1, solely for purposes of exercising its rights or fulfilling its obligations under this Agreement. At the other Party’s reasonable request, each Party shall provide to the other Party: (a) copies of the records described in Section 3.2.1, at the other Party’s expense and (b) reports of the activities conducted by or under authority of such Party in the conduct of the Workplan, including the results thereof. Celgene shall have the right to arrange with Zymeworks for its employee(s) involved in the activities contemplated hereunder to visit the offices and laboratories of Zymeworks during normal business hours and upon reasonable notice, and to discuss the Research Program work and its results in detail with the technical personnel; provided that any such visit shall occur no more frequently than once per Calendar Quarter andeach Party shall bear its own expenses related to such visits.

3.3 Development and Commercialization by Celgene. Celgene (itself or through its Affiliates or Third Parties) shall have the sole responsibility and exclusive right to further develop, manufacture and commercialize any Products upon the conclusion of the Research Program (including, subject to Section 2.1.2, the right to develop and manufacture Antibodies for incorporation into Products). Celgene shall provide Zymeworks with written reports summarizing the then current development status of each Product as set forth in this Section 3.3 below. Without limiting Section 3.3.1, Celgene shall notify Zymeworks within […***…] of each Antibody for which it (itself or its Affiliate or Collaborator) has successfully completed […***…] as described in the Workplan or made the decision to […***…] with respect to such Antibody, whichever is earlier. Upon Zymeworks’ receipt of such notice, the Antibody generated from and incorporating the Collaboration Sequence Pairs shall be deemed a “Development Candidate”.

3.3.1 Development. With respect to each Product hereunder, for so long as Celgene is conducting development activities with respect to such Product (with respect to such Product, the “Development Period”), Celgene shall keep Zymeworks reasonably informed as to such activities for such Product by providing to Zymeworks on an annual basis a written report describing in reasonable detail such activities conducted during the previous annual period and the activities planned to be conducted during the upcoming annual period. In addition, during the Development Period for a particular Product, Zymeworks shall have the right once during each Calendar Year to request, upon […***…] prior notice to Celgene referencing this Section 3.3.1, a meeting at Celgene’s facilities (or such other location as Celgene may reasonably designate) between Zymeworks personnel and Celgene’s Research Program Leader or such other person(s) at Celgene responsible for overseeing the implementation of the development activities with respect to such Product and the Zymeworks relationship to discuss such development activities and provide Zymeworks a forum to provide feedback with respect thereto. Each Party shall bear its own expenses related to such meetings.

3.3.2 Commercialization. Without limiting Section 6.1.2, Celgene shall keep Zymeworks reasonably informed as to its commercialization activities for such Product (including pre-launch and launch activities) by providing to Zymeworks on an annual basis a written report describing in reasonable detail such activities conducted during the previous annual period and the activities planned to be conducted during the upcoming annual period.

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3.4 Collaboration Sequence Pairs; Definitions. Subject to gatekeeping pursuant to Section 3.5, the Parties (through the JRC) may select, in accordance with this Article 3 and during the Research Program Term, up to eight (8) Collaboration Sequence Pairs for incorporation into Antibodies pursuant to the Workplan. If the Research Program Term is extended pursuant to Section 3.1.2, Zymeworks will expand the Option by an additional […***…], for an aggregate total of up to […***…], each of which will be subject to gatekeeping pursuant to Section 3.5. To designate a Sequence Pair as a Collaboration Sequence Pair, Celgene shall provide Zymeworks with written notice of such Sequence Pair, setting forth the Sequences included in such Sequence Pair and the Target(s) To which they are Directed, and requesting that such Sequence Pair be submitted to gatekeeping (each, a “Designation Notice”). Each designated Sequence Pair shall then be subject to gatekeeping pursuant to Section 3.5 below, and if a designated Sequence Pair is available in accordance with such gatekeeping, and is further approved by the JRC, it then becomes a “Collaboration Sequence Pair,” and Celgene shall have […***…] with respect to such Collaboration Sequence Pair, meaning that Zymeworks will not (alone or in collaboration with a Third Party) apply the Zymeworks Platform to such Collaboration Sequence Pair or Sequence Pairs that are […***…]to both […***…], other than pursuant to the Research Program. For clarity, the Parties (through the JRC) may submit more than eight (8) (or more than […***…] if the Research Program Term is extended pursuant to Section 3.1.2) Sequence Pairs for consideration as potential Collaboration Sequence Pairs during the Research Program Term, but Homology Exclusivity shall not arise until any given Sequence Pair is actually designated as a Collaboration Sequence Pair pursuant to this Section 3.4 and Section 3.5. Accordingly, Zymeworks acknowledges that Celgene may be investigating Sequence Pairs as potential Collaboration Sequence Pairs, which investigation may include use of the Zymeworks Platform. Subject to gatekeeping pursuant to Section 3.5, the Parties (through the JRC) may freely change Collaboration Sequence Pairs during the Research Program Term (e.g. by proposing another Sequence Pair in a new Designation Notice and if such Sequence Pair passes gatekeeping, by then removing a previously-designated Collaboration Sequence Pair); provided that such changes shall not occur so frequently as to be unduly burdensome to Zymeworks and that in no event shall Celgene have more than eight (8) (or more than […***…] if the Research Program Term is extended pursuant to Section 3.1.2) Collaboration Sequence Pairs at any given time.

3.5 Target and Sequence Selection Limitations.

3.5.1 The Parties (through the JRC) may select any Sequence Pair as a Collaboration Sequence Pair provided that, at the time of the selection of such Sequence Pair, Zymeworks is not, as of the date Zymeworks receives such Written Notice from Celgene:

(a) contractually obligated to grant, or has not granted, to a Third Party rights with respect to products incorporating such Sequence Pair, or exclusive rights with respect to products Directed To the Target or Target Pair To which such Sequence Pair is Directed as described in Section 3.5.3;

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(b) actively and in good faith engaged in negotiations with a Third Party regarding the development or commercialization of products incorporating such Sequence Pair ([…***…]); or

(c) actively performing or has performed […***…] studies or […***…] studies on its own behalf regarding the development or commercialization of products incorporating such Sequence Pair prior to the date of Celgene’s Designation Notice concerning such Sequence Pair.

3.5.2 After receipt of a Designation Notice, Zymeworks shall provide Celgene with prompt written notice as to whether such Sequence Pair is available as a Collaboration Sequence Pair, and if such Sequence Pair is unavailable as a Collaboration Sequence Pair for any of the reasons set forth in Section 3.5.1, the basis for the unavailability, with Zymeworks to provide additional evidence and support for such unavailability to a mutually approved Third Party who would then confirm unavailability, at Celgene’s expense, if reasonably requested by Celgene. Such additional evidence and support may include items such as written records, lab notes, invoices, any of which may be redacted as necessary to comply with confidentiality obligations.

3.5.3 During the Research Program Term, Zymeworks agrees that it will not grant to any Third Party […***…] with respect to the application of the Zymeworks Platform to antibodies […***…]. Notwithstanding the foregoing, […***…], then Zymeworks shall provide Celgene with written notice […***…] by providing Zymeworks with written notice of such […***…]within […***…] of its receipt of such notice from Zymeworks.

3.5.4 For clarity, nothing in this Agreement, including Section 3.5.3 above and any […***…], shall prevent any activities conducted by an Acquiring Entity or its Affiliates with respect to antibodies generated without use of the Zymeworks Platform or Zymeworks Intellectual Property (whether before or after the applicable transaction), including the granting of any […***…] with respect to such antibodies without use of the Zymeworks Platform or Zymeworks Intellectual Property (an “Acquiring Entity Grant”). For further clarity, any such Acquiring Entity Grant would not block or rescind: (a) any Collaboration Sequence Pair already designated; (b) any Commercial License already entered into at the time of the Acquiring Entity Grant; (c) any Commercial License entered into at a future date for a Collaboration Sequence Pair already designated; or (d) any designation at a future date of a Collaboration Sequence Pair, provided that it has already passed through gatekeeping (as expanded by any Acquiring Entity Grant, if applicable) and the JRC.

4. GOVERNANCE

4.1 Research Program Leader. Within […***…] of the Effective Date, Celgene and Zymeworks will each assign one (1) employee to serve as primary point of contact between the Parties with respect to the Research Program (each, a “Research Program Leader”). The Research Program Leaders shall regularly communicate with each other to address Research Program-related issues, needs and updates. Either Party, upon prior notice to the other Party, may change its Research Program

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Leader. Except for those Disputes that are subject to the purview of the JRC, prior to submitting any Dispute to the dispute resolution mechanism set forth in Section 14.5, the Research Program Leaders shall attempt, for a period of […***…], to resolve such Dispute.

4.2 Joint Research Committee. The Parties will establish, as soon as practicable after the Effective Date, a Joint Research Committee (the “JRC”) to oversee and coordinate the activities of the Parties under the Research Program. The JRC shall be comprised of two (2) employees from Celgene and two (2) employees from Zymeworks, or such other equal number as the Parties may agree. Subject to the foregoing, each Party shall appoint its respective representatives to the JRC from time to time, and may change its representatives, in its sole discretion, effective upon notice to the other Party designating such change. Representatives from each Party shall have appropriate technical credentials, experience and knowledge pertaining to and ongoing familiarity with the Research Program. One (1) of the members of the JRC appointed by Zymeworks shall be designated the JRC chairperson (the “JRC Chair”). The JRC Chair will be responsible for calling meetings of the JRC, circulating agenda and performing administrative tasks required to assure efficient operation of the JRC. The JRC shall be promptly disbanded upon completion of the Research Program.

4.3 JRC Meetings. The JRC shall meet in accordance with a schedule established by mutual written agreement of the Parties no less frequently than once every […***…] until expiration of the Research Program Term. The location for meetings shall alternate between Zymeworks and Celgene facilities (or such other location as is determined by the JRC). Alternatively, the JRC may meet by means of teleconference, videoconference or other similar means. As appropriate, additional employees or consultants may from time to time attend the JRC meetings as nonvoting observers; provided that any such consultant shall agree in writing to comply with the confidentiality obligations under this Agreement; and provided further that no Third Party personnel may attend unless otherwise agreed by both Parties. Each Party shall bear its own expenses related to the attendance of the JRC meetings by its representatives. Each Party may also call for special meetings to resolve particular matters requested by such Party. The JRC Chair or his/her designee shall keep minutes of each JRC meeting that records in writing all decisions made, action items assigned or completed and other appropriate matters. The JRC Chair shall send meeting minutes to all members of the JRC promptly after a meeting for review. Each member shall have […***…] from receipt in which to comment on and to approve/provide comments to the minutes (such approval not to be unreasonably withheld, conditioned or delayed). If a member, within such time period, does not notify the JRC Chair that s/he does not approve of the minutes, the minutes shall be deemed to have been approved by such member.

4.4 JRC Functions. The JRC’s responsibilities with respect to the Research Program are as follows:

(a) Overseeing and coordinating the activities of each Party (including those of its Affiliates and Third Parties acting under its authority) under the Research Program;

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(b) Periodically reviewing the progress of the Research Program;

(c) In its sole discretion, choosing whether and how to establish the initial Workplan within […***…] of the Effective Date and thereafter reviewing and updating the same; and

(d) Fulfilling such other responsibilities as may be allocated to the JRC by mutual written agreement of the Parties.

Although the JRC has sole discretion in choosing whether and how to establish the initial Workplan, in doing so, the JRC may not require either Party to expend any resources of any kind under any proposed workplan without the consent of such Party. From and after the disbanding of the JRC, the roles of the JRC will be performed by the Research Program Leaders or their designees. Once a Collaboration Sequence Pair is nominated by Celgene as a Development Candidate, such Collaboration Sequence Pair will no longer fall under the jurisdiction of the JRC.

(e) JRC Disputes. The JRC will endeavor to make decisions by consensus, with each of Celgene and Zymeworks having one vote. If consensus is not reached by the Parties’ representatives pursuant to such vote, then the matter may be escalated by either Party to designated officers of both Celgene and Zymeworks with appropriate decision making authority for resolution in accordance with Section 14.5. In the event the designated officers are unable to resolve the issue within […***…], the JRC Chair has and shall have the right to make the final decision with respect to such dispute. The JRC Chair may not exercise such final decision right to require any Party to expend any resources of any kind unless such Party expressly agrees. For clarity and notwithstanding the creation of the JRC, each Party shall retain the rights, powers and discretion granted to it hereunder, and the JRC shall not be delegated or vested with such rights, powers or discretion unless such delegation or vesting is expressly provided herein, or the Parties expressly so agree in writing. The JRC shall not have the power to amend, waive or modify any term of this Agreement or declare any milestone achieved, and no decision of the JRC shall be in contravention of any terms and conditions of this Agreement. It is understood and agreed that issues to be formally decided by the JRC are limited to those specific issues that are expressly provided in this Agreement to be decided by the JRC.

5. FINANCIAL PROVISIONS

5.1 Upfront Payment. In consideration of this Agreement, Celgene shall pay to Zymeworks a one-time, non-refundable upfront payment of Eight Million US Dollars (USD $8,000,000), paid 50% by Celgene Corp. and 50% by Celgene Alpine, within[…***…] following the Effective Date.

5.2 Investment. On the Effective Date, Zymeworks will, pursuant to a subscription agreement to be executed by the Parties in substantially the form attached hereto as Exhibit 5.2 (the “Subscription Agreement”), issue to Celgene Alpine 1,652,893 Common Shares of

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Zymeworks, at a per share price of CAD$6.05, for an aggregate purchase price from Celgene Alpine of CAD $10,000,002.65.

5.3 Upfront License Fee. Prior to the expiration of the Option Term, in order to exercise each Option, Celgene will pay to Zymeworks an upfront license fee of Seven and One-Half Million U.S. Dollars (USD $7,500,000), paid 50% by Celgene Corp. and 50% by Celgene Alpine, for each Collaboration Sequence Pair for which it exercises the Option (the “Upfront License Fee”). For clarity, if Celgene exercises the Option with respect to all eight (8) Collaboration Sequence Pairs for which it has the right to exercise the Option, Celgene shall pay to Zymeworks a total of Sixty Million U.S. Dollars (USD $60,000,000), paid 50% by Celgene Corp. and 50% by Celgene Alpine, in Upfront License Fees (or […***…] U.S. Dollars (USD $[…***…]), paid 50% by Celgene Corp. and 50% by Celgene Alpine, if the Research Program Term is extended pursuant to Section 3.1.2 and the Option with respect to all […***…] are exercised). For clarity, Celgene may exercise the Option on a Collaboration Sequence Pair-by-Collaboration Sequence Pair basis and shall not be obligated to exercise the Option for all Collaboration Sequence Pairs at one time.

5.4 Development and Regulatory Milestones. Within […***…] after the achievement of each milestone event set forth in the table below for each Product (each, a “Development Milestone Event”), Celgene shall make the corresponding milestone payment to Zymeworks (each, a “Development Milestone Payment”). Each Development Milestone Payment shall be payable […***…] for the […***…] to achieve the corresponding Development Milestone Event. All Development Milestone Payments will be paid 50% by Celgene Corp. and 50% by Celgene Alpine. Development Milestone Payments 3-5 below shall also be payable once per Product for the […***…] to achieve such Development Milestone Event after the initial Marketing Authorization(s); provided that such Development Milestone Payments 3-5 will be reduced by […***…] ([…***…]%) when paid for the […***…].

	Development Milestone Events	Milestone Payments

1.	[…***…]	USD$	[…***…]

2.	[…***…]	USD$	[…***…]

3.	[…***…]	USD$	[…***…]

4.	[…***…]	USD$	[…***…]

5.	[…***…]	USD$	[…***…]

	Total Possible Development Milestone Payments per Product […***…]	USD$	[…***…]

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5.5 Commercialization Milestones. Within […***…] after the first achievement of each milestone event set forth in the table below for each Product (each, a “Commercialization Milestone Event”), Celgene shall make the corresponding milestone payment to Zymeworks (each, a “Commercialization Milestone Payment”):

	Commercialization Milestone Events	Milestone Payments

1.	[…***…]	USD$	[…***…]

2.	[…***…]	USD$	[…***…]

All Commercialization Milestone Payments will be paid 50% by Celgene Corp. and 50% by Celgene Alpine. For clarity, each of the foregoing Commercialization Milestone Payments […***…].

5.6 Royalties.

5.6.1 Patent Royalty Payments. Celgene shall pay Zymeworks a royalty (each such royalty payment, a “Royalty”) on Net Sales of each Product (with Royalties generated by the US paid by Celgene Corp. and Royalties generated outside of the US paid by Celgene Alpine) at the rates set forth below:

Royalty Tier	Annual Net Sales on a Product-by-Product basis	Royalty Rate

A	USD $[…***…] to USD $[…***…] of Net Sales of the particular Product	[…***…]	%

B	Above USD $[…***…] to USD $[…***…] of Net Sales of the particular Product	[…***…]	%

C	Above USD $[…***…] of Net Sales of the particular Product	[…***…]	%

5.6.2 Royalty Term. The Royalty will be payable on a Product-by-Product and country-by-country basis from First Commercial Sale in such country until (i) such Product is no longer Covered by a Valid Patent Claim in such country or (ii) ten (10) years after the First Commercial Sale of such Product in such country, whichever is later (the “Royalty Term”).

5.6.3 Royalty Buy-Down. At any time prior to the first dosing of a patient in a Phase III Clinical Trial for a Product, Celgene will have the right to buy down the Royalty for such Product to a minimum of […***…] ([…***…]%) at all sales levels, by providing Zymeworks with written notice specifying the Product for which it desires to buy down such Royalty together with a payment of Ten Million US Dollars (USD $10,000,000) per percentage point buy down. Accordingly, a single payment of Ten Million US Dollars (USD $10,000,000) pursuant to this Section 5.6.3 would reduce the Royalty rates applicable to such Product down to […***…]% (Tier A), […***…]% (Tier B), and […***…]% (Tier C). An aggregate payment of Twenty

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Million US Dollars (USD $20,000,000) would reduce the Royalty rates applicable to such Product down to […***…]% (Tier A), […***…]% (Tier B), and […***…]% (Tier C). An aggregate payment of Thirty Million US Dollars (USD $30,000,000) would reduce the Royalty rates applicable to such Product down to […***…]% (Tier A), […***…]% (Tier B), and […***…]% (Tier C). For clarity, the Royalty buy-down shall apply on a Product-by-Product basis.

5.6.4 Royalty Reduction for Third Party Payments. Royalties shall be reduced, subject in all cases to the royalty floor set forth in Section 5.6.5, on a Product-by- Product and Calendar Quarter-by-Calendar Quarter basis, by an amount […***…] payments made to a Third Party in a Calendar Quarter on sales of such Licensed Product in such Calendar Quarter with respect to license rights to, or judgments paid to Third Parties regarding, Third Party Patent Rights that Celgene reasonably determines would Cover, or otherwise be infringed by, the Zymeworks Intellectual Property in such country. Celgene may carry over and apply any payments made to a Third Party as described in this Section 5.6.4, which are incurred or accrued in a Calendar Quarter and are not deducted in such Calendar Quarter, to any subsequent Calendar Quarter(s).

5.6.5 Royalty Floor. During the Royalty Term, subject to the Royalty Buy-Down described in Section 5.6.3, the operation of Section 5.6.4 shall not reduce the Royalty rates set forth in the table in Section 5.6.1 by more than […***…] percent. For clarity, if no Royalty buy-down payment is made pursuant to Section 5.6.3, the Royalty shall not be reduced pursuant to Section 5.6.4 to less than […***…] percent ([…***…]%), […***…] percent ([…***…]%) and […***…] percent ([…***…]%), respectively, for the Royalties set out in such table. If a single Royalty buy-down payment of Ten Million US Dollars (USD $10,000,000) is made pursuant to Section 5.6.3 the Royalty shall not be reduced pursuant to Section 5.6.4 to less than […***…]% (Tier A), […***…]% (Tier B), and […***…]% (Tier C). If an aggregate Royalty buy-down payment of Twenty Million US Dollars (USD $20,000,000) is made pursuant to Section 5.6.3 the Royalty shall not be reduced pursuant to Section 5.6.4 to less than […***…]% (Tier A), […***…]% (Tier B), and […***…]% (Tier C). If an aggregate Royalty buy-down payment of Thirty Million US Dollars (USD $30,000,000) is made pursuant to Section 5.6.3 the Royalty shall not be reduced pursuant to Section 5.6.4 to less than […***…]% (Tier A), […***…]% (Tier B), and […***…]% (Tier C).

6. REPORTS AND PAYMENT TERMS

6.1 Payment Terms.

6.1.1 Milestone Payments. Celgene shall provide Zymeworks with notice of the achievement of each Development Milestone Event and Commercialization Milestone Event within […***…] thereafter and make the corresponding Milestone Payment within […***…] after such achievement.

6.1.2 Royalties. During the Term, following the First Commercial Sale of a Product, Celgene shall furnish to Zymeworks a written report for each Calendar Quarter showing the Net Sales by Product sold by Celgene and its Related Parties during the reporting Calendar

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Quarter and the Royalties payable under this Agreement in sufficient detail to allow Zymeworks to verify the amount of Royalties paid by Celgene with respect to such Calendar Quarter, including, on a country-by-country and Product-by-Product basis, the total gross amount invoiced for Product sold, the Net Sales of each Product, and the Royalties (in US dollars) payable and in total for all Products and the manner and basis for any currency conversion in accordance with Section 6.2. Reports shall be due no later than […***…] following the end of each Calendar Quarter. Royalties shown to have accrued by each report provided under this Section 6.1.2 shall be due and payable on the date such report is due.

6.1.3 Invoices. Where applicable, and except as otherwise provided herein, amounts shall be due and payable within […***…] of receipt of invoice therefor.

6.2 Payment Currency / Exchange Rate. All payments to be made by Celgene to Zymeworks under this Agreement shall be made in USD; provided that the payments made pursuant to the Subscription Agreement shall be made in CAD. Payments to Zymeworks shall be made by electronic wire transfer of immediately available funds to the account of Zymeworks, as designated in writing to Celgene. If any currency conversion is required in connection with the calculation of amounts payable hereunder, such conversion shall be made in a manner consistent with Celgene’s normal practices used to prepare its audited financial statements for external reporting purposes; provided that such practices use a widely accepted source of published exchange rates.

6.3 Taxes. Each Party shall be responsible for its own tax liabilities arising under this Agreement. Subject to this Section 6.3, Zymeworks shall be liable for all income and other taxes (including interest) (“Taxes”) imposed upon any payments made by Celgene to Zymeworks under this Agreement (“Agreement Payments”). If Applicable Laws require the withholding of Taxes, Celgene shall make such withholding payments in a timely manner and shall subtract the amount thereof from the Agreement Payments. Celgene shall promptly (as available) submit to Zymeworks appropriate proof of payment of the withheld Taxes as well as the official receipts within a reasonable period of time. Celgene shall provide Zymeworks reasonable assistance in order to allow Zymeworks to obtain the benefit of any present or future treaty against double taxation or refund or reduction in Taxes which may apply to the Agreement Payments. Notwithstanding the foregoing, if as a result of a Party assigning this Agreement or changing its domicile additional Taxes become due that would not have otherwise been due hereunder with respect to Agreement Payments, such Party shall be responsible for all such additional Taxes.

6.4 Records and Audit Rights.

6.4.1 Generally. The primary intent of this Section 6.4 is to allow Zymeworks to verify payments in the event Celgene exercises one or more Options and accordingly enters into a Commercial License with respect to one or more Collaboration Sequence Pairs.

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6.4.2 Records. Celgene will keep (and will cause its Related Parties to keep) complete, true and accurate books and records in sufficient detail for Zymeworks to determine payments due to Zymeworks under this Agreement, including Royalties. Celgene will keep such books and records for at least […***…] following the end of the Calendar Year to which they pertain.

6.4.3 Audit Rights.

(a) Zymeworks shall have the right during the […***…] period described in Section 6.4.1 to appoint at its expense an independent certified public accountant of nationally recognized standing (the “Accounting Firm”) reasonably acceptable to Celgene to inspect or audit the relevant records of Celgene and its Related Parties to verify that the amount of such payments were correctly determined. Celgene and its Related Parties shall each make its records available for inspection or audit by the Accounting Firm during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from Zymeworks, solely to verify the payments hereunder were correctly determined. Such inspection or audit right shall not be exercised by Zymeworks more than once in any Calendar Year and may cover a period ending not more than […***…] prior to the date of such request. All records made available for inspection or audit pursuant to this Section 6.4.2 shall be deemed to be Confidential Information of Celgene. The results of each inspection or audit, if any, shall be binding on both Parties unless a Party instead chooses to escalate the results to the dispute resolution process described in Section 14.5. If the amount of any payment hereunder was underreported, Celgene shall promptly (but in any event no later than […***…] after Celgene’s receipt of the Accounting Firm’s report so concluding) make payment to Zymeworks of the underreported amount. Zymeworks shall bear the full cost of an audit that it conducts pursuant to this Section 6.4.2 unless such audit discloses an under reporting by Celgene of more than […***…] percent ([…***…]%) of the aggregate amount of the payments hereunder reportable in any Calendar Year, in which case Celgene shall reimburse Zymeworks for all costs incurred in connection with such inspection or audit.

(b) The Accounting Firm will disclose to Zymeworks only whether the Agreement Payments are correct or incorrect and the specific details concerning any discrepancies. No other information will be provided to Zymeworks without the prior consent of Celgene unless disclosure is required by Applicable Laws or judicial order. Celgene is entitled to require the Accounting Firm to execute a reasonable confidentiality agreement prior to commencing any such audit. The Accounting Firm shall provide a copy of its report and findings to Celgene.

7. INTELLECTUAL PROPERTY RIGHTS

7.1 Ownership of Inventions. Ownership of all Inventions, including Patent Rights and other intellectual property rights with respect to such Inventions, shall be as set forth in this Article 7. Determination of inventorship of Inventions shall be made in accordance with US patent laws. Each Party will continue to own any Patent Rights and Know-How that it owned prior to the Effective Date or creates or obtains outside the scope of this Agreement, or which it licenses to the other Party

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under this Agreement. As between the Parties and notwithstanding anything herein to the contrary, Celgene shall have and retain ownership of the Collaboration Sequence Pairs, Antibodies generated from and incorporating Collaboration Sequence Pairs, Products incorporating such Antibodies and any mutations or modifications to the Collaboration Sequence Pairs, including […***…], provided that Zymeworks shall retain all rights in the Zymeworks Platform and any Inventions comprising improvements thereto. For clarity, all antibody modification or mutations (other than modifications or mutations to the […***…]) created using the Zymeworks Platform will comprise improvements thereto and will be owned by Zymeworks, subject to the licenses and the Option set forth in Section 2.1. Except as otherwise provided in the foregoing sentence, Inventions that are made solely by Zymeworks (and all intellectual property rights therein, including the Patent Rights claiming them) shall be owned solely by Zymeworks; Inventions that are made solely by Celgene (and all intellectual property rights therein, including the Patent Rights claiming them) shall be owned solely by Celgene; and Joint Inventions (and the Joint Patent Rights) shall be owned jointly by the Parties. Subject to Article 2, each Party has the right to grant licenses under such Joint Inventions (and the Joint Patent Rights) to any Third Party without the consent of, or accounting to, the other Party.

7.2 Patent Prosecution and Maintenance.

7.2.1 Definitions. As used in this Section 7.2, “prosecution” includes (a) all communication and other interaction with any patent office or patent authority having jurisdiction over a patent application in connection with pre-grant proceedings and (b) interferences, reexaminations, reissues, oppositions, and the like.

7.2.2 Zymeworks Patent Rights. Zymeworks, at Zymeworks’ expense, shall have the sole right to control the preparation, filing, prosecution and maintenance of Zymeworks Patent Rights using patent counsel of Zymeworks’ choice. Zymeworks shall keep Celgene reasonably informed with respect to the status of the filing, prosecution and maintenance of the Zymeworks Patent Rights and, upon Celgene’s request, shall provide copies of material submissions to any patent office related to the filing, prosecution and maintenance of the Zymeworks Patent Rights. Zymeworks shall promptly give notice to Celgene of the grant, lapse, revocation, surrender, invalidation or abandonment of any Zymeworks Patent Rights licensed to Celgene under this Agreement.

7.2.3 Celgene Patent Rights. Celgene, at Celgene’s expense, shall have the sole right to control the preparation, filing, prosecution and maintenance of Celgene Patent Rights using patent counsel of Celgene’s choice. Celgene shall keep Zymeworks reasonably advised with respect to the status of the filing, prosecution and maintenance of the Celgene Patent Rights and shall provide copies of material submissions to any patent office related to the filing, prosecution and maintenance of the Celgene Patent Rights to Zymeworks for review and comment at least […***…] prior to the submission thereof. Celgene shall take into consideration any comments from Zymeworks. Celgene shall promptly give notice to Zymeworks of the grant, lapse, revocation, surrender, invalidation or abandonment of any Joint Patent Rights.

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7.2.4 Joint Patent Rights.

(a) Celgene, at Celgene’s expense, shall have the first right to control the preparation, filing, prosecution and maintenance of Joint Patent Rights using patent counsel reasonably acceptable to Zymeworks. Celgene shall keep Zymeworks reasonably advised with respect to the status of the filing, prosecution and maintenance of the Joint Patent Rights and shall provide copies of material submissions to any patent office related to the filing, prosecution and maintenance of the Joint Patent Rights to Zymeworks for review and comment at least […***…] prior to the submission thereof. Celgene shall take into consideration any comments from Zymeworks. Celgene shall promptly give notice to Zymeworks of the grant, lapse, revocation, surrender, invalidation or abandonment of any Joint Patent Rights.

(b) Celgene may elect not to file or to cease prosecution or maintenance of Joint Patent Rights on a country-by-country basis, and if it does so, Celgene shall give timely notice to Zymeworks. Zymeworks may by notice to Celgene assume prosecution or maintenance of such Joint Patent Rights at Zymeworks’ expense, in which case Celgene shall promptly assign to Zymeworks all of its rights, title and interest in and to such Joint Patents.

7.2.5 Cooperation in Prosecution. Each Party shall provide the other Party all reasonable assistance and cooperation in the patent prosecution efforts provided above in Section 7.2, including providing any necessary powers of attorney and assignments of employees of the Parties and their Affiliates and sublicensees and Third Party contractors and executing any other required documents or instruments for such prosecution. All communications between the Parties relating to the preparation, filing, prosecution or maintenance of the Zymeworks Patent Rights, Celgene Patent Rights and Joint Patent Rights, including copies of any draft or final documents or any communications received from or sent to patent offices or patenting authorities with respect to such Patent Rights, shall be considered Confidential Information, subject to Article 8. For clarity, all such communications regarding the Zymeworks Patent Rights shall be the Confidential Information of Zymeworks, all such communications regarding the Celgene Patent Rights shall be the Confidential Information of Celgene and all such communications regarding Joint Patent Rights shall be the Confidential Information of both Parties.

7.3 Enforcement and Defense.

7.3.1 Notice. Each Party shall provide prompt notice to the other Party of any infringement of a Zymeworks Patent Right, Celgene Patent Right or Joint Patent Right by a product incorporating an antibody or antibody analogue that incorporates the Collaboration Sequence Pairs of a Product then under development or being commercialized hereunder of which such Party becomes aware (a “Competing Infringement”). Celgene and Zymeworks shall thereafter consult and cooperate fully to determine a course of action, including the commencement of legal action by either or both Celgene and Zymeworks, to terminate any such Competing Infringement.

7.3.2 Zymeworks Patent Rights. Zymeworks shall have the first right to enforce the Zymeworks Patent Rights with respect to any Competing Infringement, and to defend any declaratory judgment action with respect thereto, at its own expense and by counsel of its own choice and in the name of Zymeworks and shall notify Celgene of such enforcement

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actions. If Zymeworks fails to bring or defend any such action against a Competing Infringement within (a) […***…] following the notice of alleged Competing Infringement provided pursuant to Section 7.3.2 or (b) […***…] before the time limit, if any, set forth in Applicable Laws for the filing of such actions, whichever comes first, Celgene shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and Zymeworks shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. In no event shall Celgene admit the invalidity of, or after exercising its right to bring and control an action under this Section 7.3.2, fail to defend the validity of, any Zymeworks Patent Rights without Zymeworks’ prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

7.3.3 Celgene Patent Rights. Celgene shall have the sole right, but not an obligation, to enforce the Celgene Patent Rights with respect to any Competing Infringement, and to defend any declaratory judgment action with respect thereto, at its own expense and by counsel of its own choice and in the name of Celgene and shall notify Zymeworks of such enforcement actions.

7.3.4 Joint Patent Rights. Celgene shall have the first right to enforce Joint Patent Rights and to control the defense of any declaratory judgment action relating thereto, with respect to such Competing Infringement at its own expense and by counsel of its own choice reasonably acceptable to Zymeworks (such acceptance which shall not be unreasonably withheld, conditioned or delayed), and Zymeworks shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If Celgene fails to bring or defend such action within (a) […***…] following the notice of alleged Competing Infringement or (b) […***…] before the time limit, if any, set forth in the Applicable Laws for the filing of such actions, whichever comes first, Zymeworks shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and Celgene shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. In no event shall either Party admit the invalidity of, or after exercising its right to bring and control an action under this Section 7.3.3, fail to defend the validity of any Joint Patent Rights without the other Party’s prior written consent.

7.3.5 Competing Infringement Action. In the event a Party brings an Competing Infringement action in accordance with this Section 7.3 (the “Controlling Party”), such Controlling Party shall keep the other Party reasonably informed of the progress of any such action, and the other Party shall cooperate fully with the Controlling Party, at the Controlling Party’s request and expense, including by providing information and materials and, if required to bring such action, the furnishing of a power of attorney or being named as a party. Neither Party shall have the right to settle any Competing Infringement action under this Section 7.3 relating to Joint Patent Rights without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

7.3.6 Recovery. Except as otherwise agreed by the Parties as part of a cost-sharing arrangement, any recovery obtained by either or both Celgene and Zymeworks in connection with or as a result of any action contemplated by this Section 7.3, whether by settlement or otherwise, shall be shared in order as follows:

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(a) the Party which initiated and prosecuted the action shall recoup all of its costs and expenses incurred in connection with the action;

(b) the other Party shall then, to the extent possible, recover its costs and expenses incurred in connection with the action; and

(c) the portion of any recovery remaining related to the Products hereunder shall be shared by the Parties […***…] in favor of the Controlling Party, otherwise, the remainder shall be retained by or paid to Zymeworks if arising from the Zymeworks Patent Rights or shared equally if arising from the Joint Patent Rights.

7.3.7 Certification. Each Party shall inform the other Party of any certification regarding any Zymeworks Patent Rights, Celgene Patent Right or Joint Patent Rights it received with respect to a Product pursuant to either 21 U.S.C. §§355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or its successor provisions, or any similar provisions in a country in the Territory other than the United States, and shall provide the other Party with a copy of such certification within […***…] days of receipt. Zymeworks’ and Celgene’s rights with respect to the initiation and prosecution of any legal action as a result of such certification or any recovery obtained as a result of such legal action shall be as defined in Section 7.3.2 through Section 7.3.6 hereof. Regardless of which Party has the right to initiate and prosecute such action, both Parties shall, as soon as practicable after receiving notice of such certification, convene and consult with each other regarding the appropriate course of conduct for such action. The non-initiating Party shall have the right to be kept reasonably informed and participate in decisions regarding the appropriate course of conduct for such action.

7.3.8 Defense of Infringement Claims. In the event that a claim is brought against either Party alleging the infringement, violation or misappropriation of any Third Party intellectual property right based on the manufacture, use, sale or importation of the Antibodies or the Products, the Parties shall promptly meet to discuss the defense of such claim, and the Parties shall enter into a joint defense agreement with respect to the common interest privilege protecting communications regarding such claim in a form reasonably acceptable to the Parties.

8. CONFIDENTIALITY

8.1 Duty of Confidence. During the Term and for […***…] thereafter, all Confidential Information disclosed by one Party to the other Party hereunder shall be maintained in confidence by the receiving Party and shall not be disclosed to any Third Party or used for any purpose, except as set forth herein, without the prior written consent of the disclosing Party. The recipient Party may only use Confidential Information of the other Party for purposes of exercising its rights and fulfilling its obligations under this Agreement and may disclose Confidential Information of the other Party and its Affiliates to employees, agents, contractors, consultants and advisers of the recipient Party and its Affiliates, Collaborators, licensees and sublicensees to the extent reasonably necessary for such purposes; provided that such persons and entities are bound by confidentiality and non-use of the Confidential Information consistent with the confidentiality provisions of this Agreement as they apply to the recipient Party.

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8.2 Exceptions. The obligations under this Article 8 shall not apply to any information to the extent the recipient Party can demonstrate by competent evidence that such information:

8.2.1 is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Agreement by the recipient Party or its Affiliates;

8.2.2 was known to, or was otherwise in the possession of, the recipient Party or its Affiliates prior to the time of disclosure by the disclosing Party;

8.2.3 is disclosed to the recipient Party or an Affiliate on a non-confidential basis by a Third Party that is entitled to disclose it without breaching any confidentiality obligation to the disclosing Party or any of its Affiliates; or

8.2.4 is independently developed by or on behalf of the recipient Party or its Affiliates, as evidenced by its written records, without use of or reference to the Confidential Information disclosed by the disclosing Party or its Affiliates under this Agreement.

8.3 Authorized Disclosures. Subject to this Section 8.3, the recipient Party may disclose Confidential Information belonging to the other Party to the extent permitted as follows:

8.3.1 such disclosure is deemed necessary by counsel to the recipient Party to be disclosed to such Party’s attorneys, independent accountants or financial advisors for the sole purpose of enabling such attorneys, independent accountants or financial advisors to provide advice to the receiving Party, on the condition that such attorneys, independent accountants and financial advisors are bound by confidentiality and non-use obligations consistent with the confidentiality provisions of this Agreement as they apply to the recipient Party;

8.3.2 disclosure by either Party or its Affiliates to governmental or other regulatory agencies in order to obtain and maintain patents consistent with Article 7 or disclosure by Celgene or a Celgene Affiliate or sublicensee to gain or maintain approval to conduct Clinical Trials for a Product, to obtain and maintain Marketing Authorization or to otherwise develop, manufacture and market Products, but such disclosure may be only to the extent reasonably necessary to obtain and maintain patents or authorizations;

8.3.3 disclosure required in connection with any judicial or administrative process relating to or arising from this Agreement (including any enforcement hereof) or to comply with applicable court orders or governmental regulations or Applicable Laws (e.g. securities regulations or filings, particularly those relating to public companies); or

8.3.4 disclosure to potential or actual investors or potential or actual acquirers in connection with due diligence or similar investigations by such Third Parties; provided, in each case, that any such potential or actual investor or acquirer agrees to be bound by confidentiality and non-use obligations consistent with those contained in this Agreement as they apply to the

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recipient Party. Notwithstanding the preceding, Zymeworks may not so disclose to investors or prospective acquirers the Collaboration Sequence Pairs or other data generated by Celgene with respect to any Collaboration Sequence Pair, Antibody or Product and disclosed to Zymeworks hereunder without Celgene’s prior written permission, except Zymeworks may disclose the Targets that Collaboration Sequence Pairs are Directed to (but not the Collaboration Sequence Pairs themselves) to a potential or actual acquirer only: (a) if the potential or actual acquirer agrees to be bound by confidentiality and non-use obligations consistent with those contained in this Agreement as they apply to Zymeworks and (b) as part of a late-stage diligence process in connection with the negotiation of a definitive agreement for the acquisition by the acquirer of Zymeworks, after a term sheet has been agreed to and the Board of Directors of Zymeworks has approved such terms for the acquisition by the potential acquirer of Zymeworks.

If the recipient Party is required by judicial or administrative process to disclose Confidential Information that is subject to the non-disclosure provisions of this Article 8, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed as permitted by this Section 8.3 shall remain otherwise subject to the confidentiality and non-use provisions of this Article 8, and the Party disclosing Confidential Information as permitted by this Section 8.3 shall take all steps reasonably necessary, including obtaining an order of confidentiality and otherwise cooperating with the other Party, to ensure the continued confidential treatment of such Confidential Information.

9. PUBLICATIONS AND PUBLICITY

9.1 Publications.

9.1.1 Neither Party shall have the right to publish the results of the Research Program with respect to the Products or Antibodies without the prior written consent of the other Party. A Party, its employees or consultants wishing to make a publication of the results of its activities under the Agreement that contains the other Party’s Confidential Information shall deliver to such Party a copy of the proposed written publication or an outline of an oral disclosure at least […***…] prior to the proposed submission for publication or presentation.

9.1.2 Additionally, the reviewing Party shall have the right (a) to request the removal of its Confidential Information from any such publication or presentation by the other Party, or (b) to request a reasonable delay in publication or presentation in order to protect patentable information.

9.2 Publicity. The Parties will issue a mutually approved a press release with respect to this Agreement, to be released at a mutually agreeable time, and either Party may then make subsequent public disclosure of the contents of such press release. Subject to the foregoing, each Party agrees not to issue any press release or other public statement, whether oral or written, disclosing the terms hereof or any the activities under the Research Program conducted hereunder without the prior written consent of the other Party (such consent not to be

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unreasonably withheld, conditioned or delayed), provided however, that neither Party will be prevented from complying with any duty of disclosure it may have pursuant to Applicable Laws or pursuant to the rules of any recognized stock exchange or quotation system, subject to that Party notifying the other Party of such duty and limiting such disclosure as reasonably requested by the other Party (and giving the other Party sufficient time to review and comment on any proposed disclosure). In the event that Zymeworks desires to make a public announcement regarding any payment under Section 5.4 or 5.5 (or the occurrence of the activity related thereto), or under Section 5.3 if and only if an Antibody relating to the exercise of the Option to a Collaboration Sequence Pair has commenced at least […***…] prior to such announcement, Zymeworks will provide Celgene with no less than […***…] in which to review and approve such announcement, such approval not to be unreasonably withheld, conditioned or delayed.

10. TERM AND TERMINATION

10.1 Term.

10.1.1 The term of this Agreement (the “Term”) will commence on the Effective Date and (subject to earlier termination in accordance with Section 10.2 or Section 10.3) will expire, on a Collaboration Sequence Pair-by-Collaboration Sequence Pair basis, upon the expiration of the Option Term for such Collaboration Sequence Pair, unless, during the Option Term, Celgene exercises its Option with respect to such Collaboration Sequence Pair. For clarity, if this Agreement expires with respect to all Collaboration Sequence Pairs in accordance with this Section 10.1.1, then this Agreement shall expire in its entirety.

10.1.2 Notwithstanding Section 10.1.1, in the event that Celgene exercises its Option with respect to one or more Collaboration Sequence Pairs in accordance with Section 2.1.2 (for purposes of this Section 10.1.2, each such Collaboration Sequence Pair, a “Commercial Sequence Pair”), then subject to earlier termination in accordance with Section 10.2 or Section 10.3, the Term shall expire, on a Commercial Sequence Pair-by-Commercial Sequence Pair, on the expiration of the Royalty Term for Products incorporating Antibodies generated from and incorporating such Collaboration Sequence Pair.

Upon expiration of this Agreement under Section 10.1.2 (but not under Section 10.1.1) with respect to a Commercial Sequence Pair, the licenses granted under Article 2 shall become non-exclusive, fully paid-up, perpetual licenses, solely with respect to such Commercial Sequence Pair. For clarity, upon expiration of the last-to-expire Royalty Term, this Agreement shall expire in its entirety.

10.2 Termination by Celgene.

10.2.1 Celgene shall have the right to terminate this Agreement at any time in its sole discretion upon […***…] advance notice to Zymeworks with respect to:

(a) the Agreement in its entirety; or

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(b) any Collaboration Sequence Pair and the associated Antibody(ies) and Product(s) (such Antibody(ies) and Product(s), the “Terminated Antibodies and Products”).

10.2.2 Termination for Patent Challenge. Notwithstanding anything herein to the contrary, in the event that a Party or its Affiliates file or initiate an action challenging (directly or indirectly (e.g., through a Third Party)) in a court or by administrative proceeding seeking the invalidity or unenforceability or seeking to limit the scope of any Zymeworks Patent Rights (if by Celgene) or any Celgene Patent Rights licensed to Zymeworks hereunder (if by Zymeworks), then such Party, at its discretion, may give notice to the challenging Party that the licenses and the Options, in each case if applicable, granted to the challenging Party will terminate unless such challenge is withdrawn, abandoned, or terminated (as appropriate) within […***…]. In the event that the challenging Party or its Affiliates (as the case may be) does not withdraw, abandon or terminate (as appropriate) such challenge within such […***…] period, the non-challenging Party may terminate the licenses and the Options granted to the other Party hereunder, if applicable. Notwithstanding the research license granted to Zymeworks under Section 2.2, Celgene has not, as of the Effective Date, granted any licenses to Zymeworks under the Celgene Patent Rights hereunder that could result in Celgene’s ability to terminate in accordance with this Section 10.2.2, and this Section 10.2.2 will not be applicable with respect to a patent challenge by Zymeworks unless and until Celgene grants a commercial license to Zymeworks under the Celgene Patent Rights hereunder.

10.3 Termination for Cause. If either Celgene or Zymeworks is in material breach of any obligation hereunder, the non-breaching Party may give notice to the breaching Party specifying the claimed particulars of such breach, and in such event, if the breach is not cured within […***…] after receipt of such notice, the non-breaching Party shall have the rights thereafter to terminate this Agreement immediately by giving notice to the breaching Party to such effect. In the event that one Party claims that the other Party (the “Breaching Party”) has materially breached its obligations hereunder, and the Breaching Party (by written notice to the other Party) disputes in good faith such material breach or its failure to cure such breach within the applicable cure period, then such dispute may be submitted to dispute resolution in accordance with Section 14.5, and the arbitrator shall have the right to award attorney fees to the prevailing Party. In such event, the Party alleging such breach does not have the right to terminate this Agreement pursuant to this Section 10.3, until it has been determined, pursuant to such dispute resolution procedure, that the Breaching Party is in material breach of this Agreement, and such Breaching Party further fails to cure such breach within […***…] after the conclusion of any such procedure; provided that in the event that Celgene is the Breaching Party and such dispute is with respect to a payment obligation hereunder, Celgene shall be obligated to pay […***…] percent ([…***…]%) of the amount owed to cure such breach. In the event that Celgene fails to pay such amount (plus any attorney fees awarded to Zymeworks by the arbitrator), Zymeworks shall have the right to terminate this Agreement with respect to the Product(s) and Collaboration Sequence Pair(s) with respect to which such amount was owed.

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11. EFFECTS OF TERMINATION

11.1 Termination of Agreement. If this Agreement terminates in its entirety for any reason, then no later than […***…] days after the effective date of such termination, Celgene shall pay all amounts then due and owing as of the termination date and each Party shall return or cause to be returned to the other Party, or destroy, all Confidential Information received from the other Party and all copies thereof; provided, however, that each Party may keep one (1) copy of Confidential Information received from the other Party in its confidential files for record purposes. In the event of termination of this Agreement, except as expressly set forth otherwise in this Agreement (including under the surviving provisions set forth in Section 11.2), the rights and obligations of the Parties hereunder shall terminate as of the date of such termination, and Celgene shall cease all development and commercialization of the Antibodies and Products (or in the case of a termination pursuant to Section 10.2.1(b), the Terminated Antibodies and Products). In no event shall Zymeworks be obligated to repurchase any Common Shares or other equity interest purchased by Celgene pursuant to the Subscription Agreement or otherwise, in connection with the expiration or termination of this Agreement.

11.2 Survival. Termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such termination, nor affect in any way the survival of any other right, duty or obligation of the Parties which is expressly stated elsewhere in this Agreement to survive such termination. Without limiting the foregoing and except as expressly set forth otherwise in this Agreement, Article 1, 8, 9, 11, 13, and 14 and Section 6.4, 7.1, 12.3, and 12.4 shall survive. Except as otherwise expressly provided herein, all other rights and obligations of the Parties under this Agreement shall terminate upon termination of this Agreement. For clarity, in the event of a termination pursuant to Section 10.2.1(b) and subject to this Section 11.2, the rights and obligations of the Parties shall terminate solely with respect to the Terminated Antibodies and Products.

11.3 Damages; Relief. Termination of this Agreement shall not preclude either Party from claiming any other damages, compensation or relief that it may be entitled to upon such termination.

11.4 Bankruptcy Code. If this Agreement is rejected by a Party as a debtor under Section 365 of the United States Bankruptcy Code or similar provision in the bankruptcy laws of another jurisdiction (a “Code”), then, notwithstanding anything else in this Agreement to the contrary, all licenses and rights to licenses granted under or pursuant to this Agreement by the Party in bankruptcy to the other Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (or similar provision in the bankruptcy laws of the jurisdiction), licenses of rights to “intellectual property” as defined under Section 101(35A) of the United States Bankruptcy Code (or similar provision in the bankruptcy laws of the jurisdiction). The Parties agree that a Party that is a licensee of rights under this Agreement shall retain and may

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fully exercise all of its rights and elections under the Code. The foregoing provisions of this Section 11.4 are without prejudice to any rights a Party may have arising under the Code. The Parties further agree that, if a Party elects to retain its rights as a licensee under any Code, such Party shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the licensee Party not later than: (a) the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under the Agreement, or (b) if not delivered under this Section 11.4, upon the rejection of this Agreement by or on behalf of the licensor, upon written request. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of the Bankruptcy Code.

12. REPRESENTATIONS AND WARRANTIES

12.1 Representations and Warranties by Each Party. Each Party represents and warrants to the other as of the Effective Date that:

12.1.1 it is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation;

12.1.2 it has full corporate power and authority to execute, deliver, and perform this Agreement, and has taken all corporate action required by Applicable Laws and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement;

12.1.3 this Agreement constitutes a valid and binding agreement enforceable against it in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, bank moratorium or similar laws affecting creditors’ rights generally and laws restricting the availability of equitable remedies and may be subject to general principles of equity whether or not such enforceability is considered in a proceeding at law or in equity); and

12.1.4 the execution and delivery of this Agreement and all other instruments and documents required to be executed pursuant to this Agreement, and the consummation of the transactions contemplated hereby do not and shall not (a) conflict with or result in a breach of any provision of its organizational documents, (b) result in a breach of any agreement to which it is a party; or (c) violate any Applicable Laws.

12.2 Representations, Warranties and Covenants by Zymeworks. Zymeworks represents, warrants as of the Effective Date and covenants to Celgene as follows:

12.2.1 Zymeworks has the right to grant to Celgene the licenses and rights under Section 2.1 that it purports to grant hereunder;

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12.2.2 Zymeworks has not granted, and will not grant during the Term, rights to any Third Party under the Zymeworks Intellectual Property that conflict with the rights granted to Celgene hereunder;

12.2.3 As of the Effective Date, Zymeworks has not received any written notice of any threatened claims or litigation seeking to invalidate or otherwise challenge the Zymeworks Patent Rights or Zymeworks’ rights therein;

12.2.4 To its knowledge as of the Effective Date, the Zymeworks Patent Rights are not subject to any pending re-examination, opposition, interference or litigation proceedings;

12.2.5 To its knowledge as of the Effective Date, the Zymeworks Intellectual Property is not being infringed or misappropriated by any Third Party;

12.2.6 To its knowledge as of the Effective Date, the use of the Zymeworks Intellectual Property (itself and without regard to any specific Target or Sequence) in accordance with this Agreement will not infringe any valid, issued Third Party patents or misappropriate any Third Party know-how at the time Marketing Authorization is likely to be received for the first Product pursuant to this Agreement; and

12.2.7 As of the Effective Date, […***…].

12.3 Limitation. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT ANY OF THE RESEARCH, DEVELOPMENT AND/OR COMMERCIALIZATION EFFORTS WITH REGARD TO ANY ANTIBODY OR PRODUCT WILL BE SUCCESSFUL.

12.4 No Other Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

13. INDEMNIFICATION AND LIABILITY

13.1 Indemnification by Zymeworks. Zymeworks shall indemnify, defend and hold Celgene and its Affiliates, and their respective officers, directors, employees, contractors, agents and assigns (each, a “Celgene Indemnified Party”), harmless from and against losses, damages and liability, including reasonable legal expense and attorneys’ fees (collectively, “Losses”) incurred by any Celgene Indemnified Party as a result of any Third Party demands, claims or actions (“Claims”) against any Celgene Indemnified Party arising or resulting from: (a) the research or development of

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Antibodies by Zymeworks or its Affiliates or Third Parties acting under their authority under this Agreement, except for such activities undertaken at the specific written request of Celgene or pursuant to the Workplan; provided that Zymeworks’ indemnification obligations under this clause (a) shall not include product liability claims; (b) the negligence or willful misconduct of Zymeworks or its Affiliates or Third Parties (including licensees, other than Celgene, and contractors) acting under their authority pursuant to this Agreement; or (c) the material breach of any term in or the covenants, warranties, representations made by Zymeworks to Celgene under this Agreement. Zymeworks is only obliged to so indemnify and hold the Celgene Indemnified Parties harmless to the extent that such Claims do not arise from the material breach of this Agreement by or the negligence or willful misconduct of Celgene or its Related Parties.

13.2 Indemnification by Celgene. Celgene shall indemnify, defend and hold Zymeworks and its Affiliates, and their respective officers, directors, employees, contractors, agents and assigns (each, a “Zymeworks Indemnified Party”), harmless from and against Losses incurred by any Zymeworks Indemnified Party as a result of any Third Party Claims against any Zymeworks Indemnified Party (including product liability claims) arising or resulting from: (a) the research, development or commercialization of Antibodies or Products by Celgene or its Affiliates or Third Parties acting under their authority under this Agreement, except for such activities undertaken at the specific written request of Zymeworks; (b) the negligence or willful misconduct of Celgene or its Affiliates or Third Parties (including Collaborators and other sublicensees and contractors) acting under their authority pursuant to this Agreement; or (c) the material breach of any term in or the covenants, warranties, representations made by Celgene to Zymeworks under this Agreement. Celgene is only obliged to so indemnify and hold the Zymeworks Indemnified Parties harmless to the extent that such Claims do not arise from the material breach of this Agreement or the negligence or willful misconduct of Zymeworks or its Related Parties.

13.3 Indemnification Procedure.

13.3.1 Any Celgene Indemnified Party or Zymeworks Indemnified Party seeking indemnification hereunder (“Indemnified Party”) shall notify the Party against whom indemnification is sought (“Indemnifying Party”) in writing reasonably promptly after the assertion against the Indemnified Party of any Claim in respect of which the Indemnified Party intends to base a claim for indemnification hereunder, but the failure or delay so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any obligation or liability that it may have to the Indemnified Party except to the extent that the Indemnifying Party demonstrates that its ability to defend or resolve such Claim is adversely affected thereby.

13.3.2 Subject to the provisions of Section 13.3.3 below, the Indemnifying Party shall have the right, upon providing notice to the Indemnified Party of its intent to do so within […***…] after receipt of the notice from the Indemnified Party of any Claim, to assume the defense and handling of such Claim, at the Indemnifying Party’s sole expense.

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13.3.3 The Indemnifying Party shall select counsel reasonably acceptable to the Indemnified Party in connection with conducting the defense and handling of such Claim, and the Indemnifying Party shall defend or handle the same in consultation with the Indemnified Party, and shall keep the Indemnified Party timely apprised of the status of such Claim. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, agree to a settlement of any Claim which could lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder, or would involve any admission of wrongdoing on the part of the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party, at the request and expense of the Indemnifying Party, and shall be entitled to participate in the defense and handling of such Claim with its own counsel and at its own expense.

13.4 Special, Indirect and Other Losses. NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE UNDER THIS AGREEMENT FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS SUFFERED BY THE OTHER PARTY, EXCEPT FOR LIABILITY FOR BREACH OF ARTICLE 8 OR ARTICLE 9. NOTHING IN THIS SECTION 13.4 SHALL BE CONSTRUED TO LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER THIS ARTICLE 13.

13.5 Insurance. Each Party, at its own expense, shall maintain liability insurance (or self-insure) in an amount consistent with industry standards during the Term. Each Party shall provide a certificate of insurance (or evidence of self-insurance) evidencing such coverage to the other Party upon request.

14. GENERAL PROVISIONS

14.1 Assignment. Except as provided in this Section 14.1, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party; provided, however, that (and notwithstanding anything elsewhere in this Agreement to the contrary) either Party may, without such consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate of such Party; provided further that, either Party, without the written consent of the other Party, may assign this Agreement and its rights and obligations hereunder (or under a transaction under which this Agreement is assumed) in connection with the transfer or sale of all or substantially all of its assets or business related to the subject matter of this Agreement, or in the event of its merger or consolidation or similar transaction. Any attempted assignment not in accordance with this Section 14.1 shall be void. Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement.

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14.2 Extension to Affiliates. Except as expressly set forth otherwise in this Agreement, each Party shall have the right to extend the rights and obligations granted in this Agreement to one or more of its Affiliates. All applicable terms and provisions of this Agreement, except this right to extend, shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to the Party extending such rights and obligations. The Party extending the rights and obligations granted hereunder shall remain primarily liable for any acts or omissions of its Affiliates.

14.3 Severability. Should one or more of the provisions of this Agreement become void or unenforceable as a matter of Applicable Laws, then this Agreement shall be construed as if such provision were not contained herein and the remainder of this Agreement shall be in full force and effect, and the Parties will use their best efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the Parties.

14.4 Governing Law; English Language. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the patent laws of the United States without reference to any rules of conflict of laws. This Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Agreement.

14.5 Dispute Resolution.

14.5.1 If any dispute, claim or controversy of any nature arising out of or relating to this Agreement, including any action or claim based on tort, contract or statute, or concerning the interpretation, effect, termination, validity, performance or breach of this Agreement (each, a “Dispute”), arises between the Parties and the Parties cannot resolve such Dispute through their respective Research Program Leaders or the JRC, if and as applicable, within […***…] of a written request by either Party to the other Party (“Notice of Dispute”), and such Dispute is not one for which the JRC Chair has final decision-making as expressly set forth in this Agreement, either Party may refer the Dispute to senior representatives of each Party for resolution. Each Party, within […***…] after a Party has received such written request from the other Party to so refer such Dispute, shall notify the other Party in writing of the senior representative to whom such dispute is referred. If, after an additional […***…] after the Notice of Dispute, such representatives have not succeeded in negotiating a resolution of the Dispute, and a Party wishes to pursue the matter, each such Dispute, controversy or claim that is not an “Excluded Claim” (defined below) shall be finally resolved by binding arbitration administered by JAMS pursuant to JAMS’ Streamlined Arbitration Rules and Procedures (the “Rules”). Judgment on the Award may be entered in any court having jurisdiction. This clause shall not preclude Parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.

14.5.2 The arbitration shall be conducted by a single arbitrator experienced in the business of pharmaceuticals (including biologicals). If the issues in dispute involve scientific,

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technical or commercial matters, the arbitrator chosen hereunder shall engage experts having educational training or industry experience sufficient to demonstrate a reasonable level of relevant scientific, medical and industry knowledge, as necessary to resolve the dispute. Within […***…] after initiation of arbitration, the Parties shall select the arbitrator. If the Parties are unable or fail to agree upon the arbitrator within such […***…] period, the arbitrator shall be appointed in accordance with the Rules. The place of arbitration shall be New York, New York, and all proceedings and communications shall be in English.

14.5.3 Prior to the arbitrator being selected, either Party, without waiving any remedy under this Agreement, may seek from any court having jurisdiction any temporary injunctive or provisional relief necessary to protect the rights or property of that Party until final resolution of the issue by the arbitrator or other resolution of the controversy between the Parties. Once the arbitrator has been selected, either Party may apply to the arbitrator for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved, and either Party may apply to a court of competent jurisdiction to enforce interim injunctive relief granted by the arbitrator. Any final award by the arbitrator may be entered by either Party in any court having appropriate jurisdiction for a judicial recognition of the decision and applicable orders of enforcement. The arbitrator shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages. Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrator’s fees and any administrative fees of arbitration, unless the arbitrator agrees otherwise.

14.5.4 Except to the extent necessary to confirm an award or as may be required by law, neither a Party nor the arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.

14.5.5 As used in this Section 14.5, the term “Excluded Claim” means any dispute, controversy or claim that concerns (a) the validity, enforceability or infringement of any patent, trademark or copyright, (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory, (c) injunctive relief, (d) tax matters, or (e) international law. Any Excluded Claim may be submitted by either Party to any court of competent jurisdiction over such Excluded Claim.

14.6 Force Majeure. Neither Party shall be responsible to the other for any failure or delay in performing any of its obligations under this Agreement or for other nonperformance hereunder (excluding, in each case, the obligation to make payments when due) if such delay or nonperformance is caused by strike, fire, flood, earthquake, accident, war, act of terrorism, act of God or of the government of any country or of any local government, or by any other cause unavoidable or beyond the control of any Party hereto. In such event, the Party affected will use reasonable efforts to resume performance of its obligations and will keep the other Party informed of actions related thereto. If any such failure of delay in a Party’s performance hereunder continues for more than one hundred eighty (180) days, the other Party may terminate this Agreement upon written notice to the delayed Party.

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14.7 Waivers and Amendments. The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party. No waiver shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.

14.8 Relationship of the Parties. Nothing contained in this Agreement shall be deemed to constitute a partnership, joint venture, or legal entity of any type between Zymeworks and Celgene, or to constitute one as the agent of the other. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give any Party the power or authority to act for, bind, or commit the other.

14.9 Notices. All notices, consents or waivers under this Agreement shall be in writing and will be deemed to have been duly given when (a) scanned and converted into a portable document format file (i.e., pdf file), and sent as an attachment to an e-mail message, where, when such message is received, a read receipt e-mail is received by the sender (and such read receipt e-mail is preserved by the Party sending the notice); provided that a copy is promptly sent by an internationally recognized overnight delivery service (receipt requested), although the sending of the e-mail message shall be when the notice is deemed to have been given, or (b) the earlier of when received by the addressee or five (5) days after it was sent, if sent by registered letter or overnight courier by an internationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and e-mail addresses set forth below (or to such other addresses and e-mail addresses as a Party may designate by notice):

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If to Zymeworks:	Zymeworks, Inc. 540-1385 West 8th Avenue Vancouver, BC
Canada V6H 3V9 E-mail address: […***…]

and

Wilson Sonsini Goodrich & Rosati
650 Page Mill Road Palo Alto, CA 95070 Attention: […***…]
E-mail address: […***…]

If to Celgene:	Celgene Corporation
86 Morris Avenue
Summit, NJ 07901 United States of America ATTN: […***…]

and

Celgene Alpine Investment Co. LLC
1 Route de Perreux 2017 Boudry Switzerland
ATTN: […***…]

14.10 Further Assurances. Celgene and Zymeworks hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge and deliver any and all documents and take any action as may be reasonably necessary to carry out the intent and purposes of this Agreement.

14.11 Compliance with Law. Each Party shall perform its obligations under this Agreement in accordance with all Applicable Laws. No Party shall, or shall be required to, undertake any activity under or in connection with this Agreement which violates, or which it believes, in good faith, may violate, any Applicable Laws.

14.12 No Third Party Beneficiary Rights. This Agreement is not intended to and shall not be construed to give any Third Party any interest or rights (including any Third Party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby, except as otherwise expressly provided for in this Agreement.

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14.13 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other communications between the Parties with respect to such subject matter. The Parties acknowledge and agree that, as of the Effective Date, all Confidential Information disclosed pursuant to the Confidentiality Agreement by a Party or its Affiliates shall be included in the Confidential Information subject to this Agreement and the Confidentiality Agreement is hereby superseded in its entirety; provided, that the foregoing shall not relieve any Person of any right or obligation accruing under the Confidentiality Agreement prior to the Effective Date. “Confidentiality Agreement” means the Mutual Non-Disclosure Agreement between Zymeworks and Celgene dated […***…].

14.14 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.15 Expenses. Each Party shall pay its own costs, charges and expenses incurred in connection with the negotiation, preparation and completion of this Agreement.

14.16 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

14.17 Construction. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

14.18 Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive unless explicitly stated to be so, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

14.19 Export. Each Party acknowledges that the laws and regulations of the United States restrict the export and re-export of commodities and technical data of United States origin. Each Party

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agrees that it will not export or re-export restricted commodities or the technical data of the other Party in any form without appropriate United States and foreign government licenses.

14.20 Notification and Approval. In the event that this Agreement or the transaction(s) set forth herein are subject to notification or regulatory approval in one or more countries, then development and commercialization in such country(ies) will be subject to such notification or regulatory approval. The Parties will reasonably cooperate with each other with respect to such notification and the process required thereunder, including in the preparation of any filing. Celgene will be responsible for any and all costs, expenses, and filing fees associated with any such filing.

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IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives.

ZYMEWORKS INC.

By:
Name:	Ali Tehrani, Ph.D.
Title:	President & Chief Executive Officer

CELGENE CORPORATION

By:
Name:
Title:

CELGENE ALPINE INVESTMENT CO. LLC

By:
Name:
Title:

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EXHIBIT 2.2

APPROVED ZYMEWORKS CONTRACTORS

Entity	Location	Type of Services

[…***…]

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EXHIBIT 3.1.3

THE INITIAL WORKPLAN

(as of March 27, 2015)

Celgene Responsibilities:

•	[…***…]

Zymeworks Responsibilities:

•	[…***…]

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EXHIBIT 5.2

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT

FOR COMMON SHARES

THIS AGREEMENT made the 24th day of December, 2014

Celgene Alpine Investment Co. LLC (hereinafter referred to as the “Subscriber”) hereby agrees to purchase, and Zymeworks Inc. (the “Corporation”) hereby agrees to issue and sell to the Subscriber, 1,652,893 Common Shares (as defined below) of the Corporation (the “Shares”) for the aggregate subscription price of $10,000,002.65 (the “Subscription Price”), representing a subscription price of $6.05 per Share, upon and subject to the terms and conditions set forth herein (the “Agreement”). This Agreement is entered into in connection with that certain License and Collaboration Agreement, by and between the Subscriber and the Corporation, dated as of the date hereof (the “License and Collaboration Agreement”) and that certain Investor Rights Agreement, by and between the Subscriber and the Corporation, dated as of the date hereof (the “Rights Agreement”, and together with the License and Collaboration Agreement, the “Related Agreements”).

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Representations, Warranties and Covenants by Subscriber

1. By executing this Agreement, the Subscriber represents, warrants and covenants to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) as follows:

(a) Resale Limitations. The Subscriber has been independently advised as to and is aware of the applicable restrictions on the resale of the Shares imposed by the Securities Act (British Columbia), the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued by the British Columbia Securities Commission, all as amended (the “B.C. Securities Laws”) and is aware of the risks in purchasing and other characteristics of such securities and of the fact that the Subscriber may not be able to resell such securities except in accordance with applicable securities legislation and regulatory policies. The Subscriber has been advised to consult its own legal advisers with respect to applicable restrictions on the resale of the Shares and it is solely responsible (and the Corporation is not in any way responsible) for compliance with applicable resale restrictions, and it will comply with such resale restrictions and agrees that all certificates representing the Shares may bear certain legends to that effect.

(b) Accredited Investor. The Subscriber is agreeing to purchase the Shares pursuant to the accredited investor prospectus exemption (the “Accredited Investor Exemption”) under section 2.3 of National Instrument 45-106 Prospectus and Registration Exemptions (“NI 45-106”) and is an “accredited investor” as that term is defined in NI 45-106 and has completed and signed the certificate attached as Schedule A hereto. The Subscriber is also an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Act”) and has completed and signed the certificate attached as Schedule B hereto.

(c) Purchase for Own Account. The Subscriber is purchasing the Shares for its own account and not for the account or benefit of any other person, and is doing so for investment purposes only, and not with a view to resell or otherwise distribute any of the Shares in violation of NI 45-106, the Act or any state or provincial securities laws.

(d) Investor Sophistication. The Subscriber (i) has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange nor on any automated quotation system; (ii) recognizes the highly speculative nature of this investment; and (iii) is able to bear the economic risk that the Subscriber hereby assumes. The Subscriber, if an entity, was not formed for the purpose of purchasing the Shares.

(e) Disclosure of Information. The Subscriber, in making the decision to invest in the Shares, has relied solely upon the information provided in this Agreement and Subscriber’s own investigation of the Corporation, including review of any documents, records and books of the Corporation that Subscriber has requested from the Corporation, which investigation has provided the Subscriber with all the information the Subscriber has deemed necessary for purposes of its investment decision. The Subscriber has had a reasonable opportunity to ask questions of, and receive answers from, a person or persons acting on behalf of the Corporation concerning the offering of the Shares and the business, financial conditions and result of operations of the Corporation, and all such questions have been answered by a representative of the Corporation to the full satisfaction of the Subscriber. This Section 1(e) does not limit or modify, however, the representations and warranties of the Corporation in Section 2 of this Agreement or the right of the Subscriber to rely thereon.

(f) Reliance on Advisers. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of the purchase of the Shares contemplated hereunder and in particular, the Subscriber has been independently advised as to and is aware of the applicable restrictions on the resale of the Shares imposed by securities legislation in the jurisdiction in which it resides and is aware of the risks and other characteristics of such Shares and of the fact that the Subscriber may not be able to sell such Shares except in accordance with applicable securities legislation and

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regulatory policies and the Subscriber is solely responsible (and the Corporation is not in any way responsible) for compliance with applicable resale restrictions.

(g) No General Solicitation. The Subscriber was contacted regarding the sale of the Shares by the Corporation (or its respective authorized agents or representatives) with whom the Subscriber had a pre-existing relationship and no Shares were offered or sold to the Subscriber by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not: (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, or the internet (including without limitation, internet blogs, bulletin boards, discussion groups or social networking sites); or (ii) attend any seminar, meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

(h) Residence. The Subscriber is organized in the State of Delaware.

(i) Restricted Securities. The Subscriber understands and acknowledges that the Shares have not been and will not be registered under the Act or any state securities laws, and that the Corporation has no obligation or present intention of filing a registration statement under the Act in respect of the Shares, and the Shares are intended to be exempt from registration under the Act pursuant to the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the representations made by the Subscriber herein.

(j) No Guarantee of Return. The Subscriber acknowledges and understands that no person has made any written or oral representation: (i) that any person will resell or repurchase any or all of the Shares; (ii) that any person will refund the purchase price of the Shares; or (iii) as to future price or value of the Shares.

(k) Further Cooperation. If required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will, with respect to this Agreement, execute, deliver and file or assist the Corporation in obtaining and filing such reports, undertakings and other documents relating to the purchase of the Shares by the Subscriber as may be required.

(l) Resale Requirements. The Subscriber, if it decides to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Shares, will not offer, sell or otherwise transfer, pledge or hypothecate any of such securities (other than pursuant to an effective registration statement under the Act), directly or indirectly unless:

(i)	the sale is to the Corporation; or

(ii)	the sale is made outside the United States in accordance with the requirements of Rule 904 of Regulation S under the Act; or

(iii)	the sale is made pursuant to the exemption from registration under the Act provided by Rule 144 thereunder, if available, and in compliance with any applicable state securities laws; or

(iv)	with the prior written consent of the Corporation, the sale is made pursuant to another exemption from registration under the Act and any applicable state securities laws,

provided that in the case of subparagraphs (iii) and (iv), a written opinion of legal counsel reasonably satisfactory to the Corporation is addressed and provided to the Corporation to the effect that the proposed transfer may be effected without registration under the Act or any applicable state securities laws.

(m) No Public Market. The Subscriber acknowledges that there is currently no active trading market for the Shares, an active trading market for the Shares may never develop, and therefore, the Subscriber may be required to hold the Shares indefinitely.

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(n) Legends. The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares to the effect that such securities have not been registered under the Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement and the articles of the Corporation (as amended to date, the “Articles”). The Subscriber acknowledges and consents to the placement of any required legend under applicable Canadian securities laws on any certificate evidencing the Shares issued to the Subscriber. The Subscriber is aware that the Corporation and its transfer agent will make notations in their appropriate records with respect to the restrictions on the transferability of such securities. Stop transfer instructions will be placed with the transfer agent of the Shares, if any, or with the Corporation.

(i)	The legends to be placed on each certificate will be in form substantially similar to the following:

(1)	THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE CORPORATION, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS; PROVIDED THAT IN THE CASE OF SUBPARAGRAPHS (C) AND (D), THE CORPORATION HAS RECEIVED A WRITTEN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO IT TO THE EFFECT THAT THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

(2)	THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AS SET FORTH IN THE ARTICLES OF THE CORPORATION, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE CORPORATION.

(3)	UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) DECEMBER 24, 2014, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

(ii)	The Subscriber acknowledges that if the Subscriber resells any of the Shares outside the United States pursuant to Rule 904 of Regulation S under the Act and in compliance with local laws and regulations, including holding period restrictions applicable to the Subscriber, at a time when the Corporation is a “foreign issuer” as defined in Regulation S under the Act, the legend set forth in subparagraph (1) above may be removed in connection with such resale by providing to the Corporation and its transfer agent the certificate for the Shares together with a declaration to the effect that the Shares have been resold pursuant to Rule 904 of Regulation S under the Act, in such form as the Corporation may prescribe from time to time.

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(o) Authority. The Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and the Related Agreements. This Agreement and the Related Agreements have been duly and validly executed and delivered by the Subscriber and each constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

(p) Brokers or Finders. The Subscriber has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by the Agreement and the Subscriber hereby agrees to indemnify and hold harmless the Corporation from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

(q) Indemnification for Breach of Representations or Warranties. The Subscriber hereby agrees to hold the Corporation and its directors, officers, employees, affiliates, controlling persons and agents and their respective officers, directors, employees, counsel, controlling persons and agents, and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement (including any Schedules attached hereto).

(r) Compliance with Other Instruments. The entering into of this Agreement and the Related Agreements, and the transactions contemplated hereby and thereby, will not result in the violation of or be in conflict with any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which it is or may be bound.

(s) Tax Advisers. The Subscriber acknowledges that purchasing, holding, exercising and disposing of the Shares may have tax consequences under the laws of both Canada and the United States, that prospective purchasers are solely responsible for determining the tax consequences applicable to their particular circumstances and that the undersigned has been advised by the Corporation to consult its tax advisers concerning investment in the Shares.

(t) Bad Actors. Neither the Subscriber nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, is subject to any “bad actor” disqualifications described in Rule 506(d)(i) through (viii) under the Act (“Disqualification Events”), except for Disqualification Events covered by Rule 506(d)(2) under the Act and disclosed reasonably in advance of the Closing (as hereinafter defined) in writing in reasonable detail to the Corporation.

Representations, Warranties and Covenants of the Corporation

2. The Corporation hereby represents, warrants and covenants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that, except as set forth on the Schedule of Exceptions furnished to the Subscriber (the “Schedule of Exceptions”) specifically identifying the relevant Section hereof:

(a) Corporate Authority. The Corporation has the full corporate right, power and authority to carry on its business as now conducted and as proposed to be conducted, and to execute and deliver this Agreement, and the Related Agreements and to take all actions contemplated hereby and thereby, including to issue the Shares to the Subscriber.

(b) Organization, Good Standing and Qualification. Corporation is duly incorporated, validly existing and in good standing under the laws of Canada and is qualified to carry on business in the Province of British Columbia and in each other jurisdiction, if any, in which the failure to so qualify would have a material adverse effect on its business or properties.

(c) Capitalization and Voting Rights. Except as set forth on the Schedule of Exceptions, immediately prior to Closing, the authorized capital stock of the Corporation consists, or will consist of:

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(i)	An unlimited number of Common Shares of the Corporation (“Common Shares”) of which 24,865,282 Common Shares are issued and outstanding.

(ii)	The outstanding Common Shares are owned by the shareholders and in the numbers specified in Exhibit C-1 attached hereto. A pro forma capitalization table, assuming the issuance of the Shares, is attached hereto as Exhibit C-2.

(iii)	The Corporation has not made any representations, agreements or commitments regarding equity incentives to any officer, employee, director or consultant that are inconsistent with the share amounts set forth on Exhibits C-1 and C-2.

(iv)	The outstanding Common Shares are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Act, NI 45-106, B.C. Securities Laws and any relevant state or provincial securities laws, or pursuant to valid exemptions therefrom.

(v)	Except for (A) outstanding options as of the Closing to purchase 1,833,373 Common Shares granted to directors, officers, employees, consultants and other service providers (the “Options”) pursuant to the Corporation’s Employee Stock Option Plan (the “Option Plan”) and a warrant to purchase 280,000 Common Shares, (B) the investor rights agreement between Eli Lilly and Company and the Corporation dated October 22, 2014 (the “Lilly Rights Agreement”), (C) the investor rights agreement between Fonds de solidarité des travailleurs du Québec (F.T.Q.) and the Corporation dated December 18, 2014, (the “FTQ Rights Agreement”) there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Corporation of any shares of its capital stock. No adjustment to the exercise price or number of shares issuable upon exercise of any of the Options will occur as a result of or in connection with the issuance of the Shares. In addition, the Corporation has reserved 3,139,683 Common Shares for purchase upon exercise of options to be granted in the future under the Option Plan. Except with respect to the Lilly Rights Agreement and the FTQ Rights Agreement, the voting agreement between the Corporation and certain other shareholders of the Corporation, and the Articles, the Corporation is not a party or subject to any agreement or understanding and, to the Corporation’s knowledge (which, for purposes of this Section 2 means actual knowledge of the Chief Executive Officer and Chief Financial Officer of the Corporation after reasonable investigation), there is no agreement or understanding between any persons and/or entities that affects or relates to the voting or giving of written consents with respect to any security or by a director of the Corporation.

(vi)	No stock plan, stock purchase, stock option or other agreement or understanding between the Corporation and any holder of any securities or rights exercisable or convertible for securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as a result of the occurrence of any event. The Corporation has never adjusted or amended the exercise price of any stock options previously awarded, whether through amendment, cancellation, replacement grant, repricing or any other means. Except as set forth in the Articles, the Corporation has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or to pay any dividend or make any other distribution in respect thereof.

(vii)	The Corporation has obtained valid waivers of any rights by other parties to purchase any of the Shares covered by this Agreement.

(d) Subsidiaries. Except as set forth on the Schedule of Exceptions, the Corporation does not presently own or control, directly or indirectly, any interest in any other corporation, association or business entity. The Corporation is not a participant in any joint venture, partnership, or similar arrangement.

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(e) Authorization. All corporate action on the part of the Corporation, the officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Related Agreements, the performance of all obligations of the Corporation hereunder and thereunder, the authorization, issuance (or reservation for issuance), sale and delivery of the Shares being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement and the Related Agreements constitute valid and legally binding obligations of the Corporation, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(f) Valid Issuance of the Shares. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable, and will be free and clear of all liens, charges, claims, encumbrances and restrictions on transfer other than restrictions on transfer under this Agreement, the Articles, and under any applicable U.S., Canadian, state or provincial securities laws.

(g) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any U.S., Canadian, state, provincial or local governmental authority on the part of the Corporation is required in connection with the consummation of the transactions contemplated by this Agreement and the Related Agreements, except (i) the filings pursuant to Regulation D, promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Act, and the British Columbia Securities Commission, if needed (which filings will be made within the time period required by Regulation D and NI 45-106, respectively), and (ii) the filings required by applicable state “blue sky” securities laws and provincial laws, rules and regulations (which filings will be made within the time period required by such laws, rules and regulations).

(h) Offering. Assuming the accuracy of the representations of the Subscriber in Section 1 of this Agreement, and subject to the filings described in Section 2(g) above, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the prospectus and registration requirements of applicable U.S., Canadian, state, provincial and local securities laws, and neither the Corporation nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

(i) Litigation. Except as set forth on the Schedule of Exceptions, there is no action, suit, proceeding or investigation pending or, to the Corporation’s knowledge, currently threatened involving the Corporation or, to the Corporation’s knowledge, any officer, director or key employee of the Corporation with respect to the Corporation, nor is the Corporation aware of any basis for the foregoing, where such action, suit, proceeding or investigation is reasonably likely to have a material adverse effect on the Corporation. Neither the Corporation nor, to the Corporation’s knowledge, any of its officers, directors or key employees with respect to the Corporation, is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers, directors or key employees, such as would affect the Corporation in any material respect). There is no material action, suit, proceeding or investigation by the Corporation currently pending or that the Corporation intends to initiate. The foregoing includes, without limitation, material actions, suits, proceedings or investigations pending or currently threatened involving the prior employment of any of the Corporation’s employees, their use in connection with the Corporation’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. More specifically, there is no judgment pending or that has been issued against the Corporation and no order or decision issued against the Corporation in accordance with any statute set out at schedule 1of the Act Respecting Contracting by Public Bodies.

(j) Proprietary Information Agreements. Except as set forth on the Schedule of Exceptions, each present and former employee and officer of the Corporation has executed an intellectual property and moral rights waiver pursuant to an employment agreement, in substantially the form provided to counsel for the Subscriber, and each present and former consultant to the Corporation has executed a consulting agreement in substantially the forms provided to counsel for the Subscriber. Except as set forth on the Schedule of Exceptions, the Corporation is not aware that any of its present or former employees, officers or consultants is in violation thereof, and the Corporation will use its commercially reasonable efforts to prevent any such violation. No present or former key

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employee has excluded works or inventions from his or her assignment of inventions pursuant to such key employee’s proprietary information and inventions assignment agreement. Each present and former key employee has executed a non-competition and non-solicitation agreement in substantially the form or forms provided to counsel for the Subscriber.

(k) Intellectual Property.

(i)	Schedule 2(k) of the Schedule of Exceptions contains a complete and accurate list of all patents, trademarks, domain names and registered copyrights owned or used by the Corporation, and any pending applications for any of the foregoing intellectual property rights filed by or on behalf of the Corporation.

(ii)	It has sufficient title and ownership of or licenses to all patents, trademarks, service marks, trade names, domain names, copyrights, trade secrets, information, proprietary rights, processes and other intellectual property rights (collectively, the “Intellectual Property”) that are, to the Corporation’s knowledge, necessary for its business as now conducted and as proposed to be conducted.

(iii)	Except as set forth on Schedule 2(k) of the Schedule of Exceptions, there are no outstanding options, licenses, agreements, claims, encumbrances or shared ownership of interests of any kind (other than customary non-disclosure agreements with third parties, nondisclosure, assignment of inventions, and non-competition agreements with the Corporation’s employees and consultants) relating to anything referred to above in this Section 2(k) that are to any extent owned by, or exclusively licensed to, the Corporation.

(iv)	The Corporation is not bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity (except as listed on Schedule 2(k) and except for nonexclusive rights granted solely for conduct of contract manufacturing and research services, standard end-user, object code, internal-use software license support/maintenance agreements, customary non-disclosure agreements with third parties, nondisclosure, assignment of inventions, and noncompetition agreements with the Corporation’s employees and consultants).

(v)	Except as set forth in Schedule 2(k) of the Schedule of Exceptions, the Corporation has not received any written communications alleging that the Corporation has violated, infringed, diluted or misappropriated or, by conducting its business as proposed, would violate, infringe, dilute or misappropriate any of the Intellectual Property of any other person or entity, and to the knowledge of the Corporation, there is no basis for such an allegation.

(vi)	To the Corporation’s knowledge, the Intellectual Property owned by or licensed to the Corporation have not been violated, infringed, diluted or misappropriated by any other person or entity.

(vii)	The Corporation is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Corporation or that would conflict with the Corporation’s business as presently conducted or as proposed to be conducted.

(viii)

Neither the execution nor delivery of this Agreement or the Related Agreements, nor the carrying on of the business of the Corporation by its employees, nor the conduct of the Corporation’s business as proposed, will, to the Corporation’s knowledge, conflict with or result in a material breach of the terms, conditions or provisions of, or constitute a

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material default under, any contract, covenant or instrument under which any of such employees is now obligated.

(ix)	To the knowledge of the Corporation, it is not and will not be necessary to utilize any Intellectual Property of any of its employees developed, invented or made prior to their employment by the Corporation except any such Intellectual Property that have previously been assigned or licensed to the Corporation, which Intellectual Property is set forth on Schedule 2(k) of the Schedule of Exceptions.

(x)	Except as set forth on Schedule 2(k) of the Schedule of Exceptions, the abandonment, loss or expiration of any Intellectual Property owned or used by the Corporation has not had and would not reasonably be expected to have a material adverse effect on the Corporation, and to the Corporation’s knowledge no abandonment, loss or expiration of any Intellectual Property that would be expected to have a material adverse effect is pending.

(xi)	The Corporation has taken commercially reasonable steps to maintain and protect the Intellectual Property which it owns and uses, including by disclosing trade secrets and confidential information only on a need to know basis to those of its employees and consultants, strategic and collaborative partners, and lenders, in each case, who have executed valid and enforceable non-disclosure agreements.

(xii)	The transactions contemplated by this Agreement and the Related Agreements will not have a material adverse effect on the Corporation’s right, title or interest in and to the Intellectual Property owned or purported to be owned by it or licensed to it, and all of such material Intellectual Property will be owned or available for use by the Corporation and on identical terms and conditions immediately after the Closing.

(xiii)	Except as set forth on Schedule 2(k) of the Schedule of Exceptions, the Corporation is not subject to any “open source” or “copyleft” obligations or otherwise required to make any public disclosure or general availability of source code either used or developed by the Corporation.

(l) Compliance with Other Instruments. The Corporation is not in violation or default of any provision of its Articles or bylaws of the Corporation, (as amended to date, the “Bylaws”), or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the Corporation’s knowledge, of any provision of any U.S., Canadian, state, provincial or local statute, rule or regulation applicable to the Corporation. The execution, delivery and performance of this Agreement and the Related Agreements, and the consummation of the transactions contemplated hereby and thereby, will not result in any such violation or default or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Corporation, or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Corporation, its business or operations or any of its assets or properties, unless such violation, default or conflict would not have a material adverse effect on the Corporation.

(m) Agreements; Action.

(i)	Except for agreements explicitly contemplated hereby, by the Related Agreements and agreements entered into the ordinary course of business, there are no agreements, understandings or proposed transactions between the Corporation and any of its officers, directors, consultants, key employees or affiliates or any affiliate thereof.

(ii)	Except this Agreement and the Related Agreements and as set out on the Schedule of Exceptions, there are no agreements, understandings, instruments, contracts, proposed

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transactions, judgments, orders, writs or decrees to which the Corporation is a party or by which it is bound that may involve (A) obligations (contingent or otherwise) of, or payments to the Corporation in excess of, $1,000,000, (B) any license of any patent, copyright, trademark, trade secret or other proprietary right to or from the Corporation (other than (1) the license of the Corporation’s software and products in object code form in the ordinary course of business pursuant to standard end-user agreements, the form of which has been provided to special counsel for the Subscriber or (2) the license to the Corporation of standard, generally commercially available, “off-the-shelf” third-party products that are not and will not to any extent be part of, or influence development of, or require payment with respect to, any product, service or intellectual property offering of the Corporation), (C) provisions materially restricting or affecting the development, manufacture or distribution of the Corporation’s products or services, or (D) indemnification by the Corporation with respect to infringements of proprietary rights.

(iii)	Except as set out on the Schedule of Exceptions, the Corporation has not (A) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (B) incurred any indebtedness for money borrowed in excess of $1,000,000, (C) made any loans or advances to any person, other than ordinary advances for travel or other business expenses, or (D) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

(iv)	For the purposes of subsections (ii) and (iii) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Corporation has reason to believe are affiliated therewith) will be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

(v)	Except as disclosed in the Schedule of Exceptions, the Corporation has not engaged in the past three (3) months in any discussion (A) with any representative of any corporation or corporations regarding the consolidation, merger or other business combination transaction of the Corporation with or into any such corporation or corporations, (B) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Corporation or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of, or (C) regarding any other form of acquisition, liquidation, dissolution or winding up of the Corporation.

(n) Related-Party Transactions. Except as set forth on the Schedule of Exceptions, no employee, officer or director of the Corporation (a “Related Party”) or member of such Related Party’s immediate family, or any corporation, partnership or other entity in which such Related Party is an officer, director or partner, or in which such Related Party has significant ownership interests or otherwise controls (collectively, the “Additional Related Parties”), is indebted to the Corporation, nor is the Corporation indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Corporation, and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Corporation (the “Board of Directors”), including the Option Plan). To the Corporation’s knowledge, no Related Party or Additional Related Party has any direct or indirect ownership interest in any firm or corporation with which the Corporation is affiliated or with which the Corporation has a business relationship, or any firm or corporation that competes with the Corporation, except that employees, officers or directors of the Corporation and members of such Related Party’s immediate family may own stock in publicly traded companies that may compete with the Corporation. To the Corporation’s knowledge, no Related Party or Additional Related Party is directly or indirectly interested in any material contract with the Corporation (other than such contracts as relate to any such person’s ownership of capital stock or other securities of the Corporation or employment by the Corporation).

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(o) Permits. The Corporation has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, or financial condition of the Corporation, as the case may be, and the Corporation believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Corporation is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

(p) Corporate Documents. Except for amendments necessary to satisfy the representations, warranties or conditions contained in this Agreement or the Related Agreements (the form of which amendments has been approved by the Subscriber), the Articles and Bylaws of the Corporation are in the form previously provided to the Subscriber.

(q) Title to Property and Assets. Except (i) for liens for current taxes not yet delinquent, (ii) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (iii) for liens in respect of pledges or deposits under workers’ compensation laws or similar legislation or (iv) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property, the Corporation has good and marketable title to its property and assets free and clear of all mortgages, liens, claims, and encumbrances. With respect to the property and assets it leases, the Corporation is in material compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances, subject to clauses (i)-(ii) above.

(r) Financial Information. The Corporation has delivered to the Subscriber its audited consolidated financial statements (balance sheet, income statement and cash flow statement, including notes thereto) as of December 31, 2012 and for the fiscal year then ended, its audited consolidated financial statements (balance sheet, income statement and cash flow statement, including notes thereto) as of December 31, 2013 and for the fiscal year then ended, and its unaudited consolidated financial statements (balance sheet, income statement and cash flow statement) as of September 30, 2014 and for the 9 - month period then ended (collectively, the “Financial Statements”). The Financial Statements have been prepared in accordance with International Financial Reporting Standards on a going concern basis, comprised of the standards and interpretations so described and pronounced by the International Accounting Standards Board as amended from time to time, as adopted by the Canadian Institute of Chartered Accountants (“IFRS”) applied on a consistent basis throughout the periods indicated, except that the unaudited financial statements do not contain all footnotes required by IFRS. The Financial Statements fairly present the financial condition and operating results of the Corporation on a consolidated basis as of the dates and for the periods indicated therein, subject, in the case of the unaudited financial statements, to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Corporation has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2014 (the “Financial Statement Date”), (ii) obligations under contracts and commitments incurred in the ordinary course of business, and (iii) liabilities and obligations of a type or nature not required under IFRS to be reflected in the Financial Statements, which, in all such cases, individually or in the aggregate, are not material to the financial condition or operating results of the Corporation. Except as disclosed in the Financial Statements, the Corporation is not a guarantor or indemnitor of any indebtedness of any other person or entity. The Corporation maintains and will continue to maintain a standard system of accounting established and administered in accordance with IFRS.

(s) Changes. Since the Financial Statement Date, except as set forth on the Schedule of Exceptions, there has not been:

(i)	any material change in the assets, liabilities, financial condition or operating results of the Corporation from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

(ii)	any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, or business of the Corporation (as such business is presently conducted and as it is proposed to be conducted);

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(iii)	any waiver by the Corporation of a valuable right or of a material debt owed to it;

(iv)	any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Corporation, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Corporation (as such business is presently conducted and as it is proposed to be conducted);

(v)	any material change or amendment to a material contract or arrangement by which the Corporation or any of its assets or properties is bound or subject;

(vi)	any material change in any compensation arrangement or agreement with any employee, officer, director or shareholder;

(vii)	any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

(viii)	any resignation or termination of employment of any officer or key employee of the Corporation; and the Corporation is not aware of the impending resignation or termination of employment of any such officer or key employee;

(ix)	a loss of, or material order cancellation by, any major customer or collaborator of the Corporation nor any notice thereof;

(x)	any mortgage, pledge, transfer of a security interest in, or lien created by the Corporation, with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair the Corporation’s ownership or use of such property or assets;

(xi)	any loans or guarantees made by the Corporation to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of business;

(xii)	any declaration, set aside, payment or other distribution in respect of any of the Corporation’s capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Corporation;

(xiii)	to the Corporation’s knowledge, any other event or condition of any character, other than events affecting the economy or the Corporation’s industry generally, that might materially and adversely affect the assets, properties, financial condition, operating results, or business of the Corporation (as such business is presently conducted and as it is proposed to be conducted); or

(xiv)	any agreement or commitment by the Corporation to do any of the things described in this Section 2(s).

(t) Employee Benefit Plan. The Corporation is not a member of any employer, management, industry or other trade, labour relations or business association under which the Corporation is obligated to contribute to any employee or contractor employee benefit or industry enhancement fund, including any pension plan, health benefit plan or other similar employee entitlement plan, and Corporation does not have any outstanding liability under any Benefit Plan (as defined below) except as disclosed on the Schedule of Exceptions, nor has the Corporation made or authorized any payment to or for the benefit of any officer or employee on account of salary, pay, fringe benefits, commissions or other compensation, pension, bonus, share of profits or any Benefit Plan, except in the ordinary course of business and at rates consistent with previous years. Except as disclosed on the Schedule of Exceptions:

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(i)	all Benefit Plans of the Corporation are funded in accordance with applicable laws and no past service funding liability exists thereunder;

(ii)	no assets (including any surplus) of the Corporation have ever been paid out of a Benefit Plan except to a participant (or beneficiary of the participant) in such Benefit Plan in accordance with its terms and applicable laws;

(iii)	all reports, returns and similar documents (including applications for registration and approval of contributions) with respect to any Benefit Plan required to be filed with any governmental agency or distributed to any Benefit Plan participant have been duly filed on a timely basis or distributed;

(iv)	to the knowledge of the Corporation, there are no pending investigations by any governmental or regulatory agency or authority involving or relating to any Benefit Plan, no pending or threatened claims (except for claims for benefits payable in the normal operation of the Benefit Plans), suits or proceedings relating to any Benefit Plan or asserting any rights or claims to benefits under any Benefit Plan which could give rise to a liability nor are there any facts that could give rise to any liability in the event of any such investigation, claim, suit or proceeding;

(v)	no notice in writing has been received by the Corporation of any complaints or other proceedings of any kind involving the Corporation or, to the knowledge of the Corporation, any of the employees of the Corporation before any pension board or committee relating to any Benefit Plan or to the Corporation; and

(vi)	the consummation of the transactions contemplated by this Agreement will not constitute an event under any Benefit Plan or individual agreement with a present or former employee of the Corporation that will or may result in any severance or other payment or in the acceleration, vesting or increase in benefits with respect to any present or former employee of the Corporation;

“Benefit Plan” means any pension, retirement, deferred compensation, profit-sharing, tax-deferred savings plans (including registered retirement savings plans, registered educational savings plans, and tax free saving account plans), savings, disability, medical, dental, health, life, death benefit, stock option, stock purchase, bonus, incentive, vacation entitlement and pay, termination and severance pay or other employee benefit plan, trust, arrangement, contract, agreement, policy or commitment, whether or not any of the foregoing is funded or insured, and whether written or oral, formal or informal, which is intended to provide or does in fact provide benefits to any or all employees or former employees of the Corporation, and to which the Corporation is a party or by which the Corporation is bound or with respect to which the Corporation has any liability or potential liability, and for greater certainty includes plans or programs in which the Corporation is obligated to participate by statute.

(u) Tax Returns, Payments and Elections.

(i) To the knowledge of the Corporation, with the exception of disclosures on Schedule 2(u) of the Schedule of Exceptions, the Corporation has prepared and filed all Tax Returns required to be filed by it with the appropriate Governmental Authority, within the prescribed period, in accordance with the Income Tax Act (Canada) and all other applicable laws (“Applicable Tax Laws”). Each such Tax Return is true, correct and complete in all material respects and such Tax Returns disclose all information required to be disclosed in accordance with Applicable Tax Laws. Corporation is not, and has never been, a member of a group of corporations with which it has filed, or been required to file, consolidated, combined, unitary or similar Tax Returns;

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(ii) The Corporation has paid all Taxes and instalments of Taxes required to be paid to any Governmental Authority before the Closing Date, within the prescribed period, pursuant to Applicable Tax Laws. No material deficiency with respect to the payment of any Taxes or instalments of Taxes has been asserted against Corporation by any Governmental Authority. Adequate provision has been made, or will be made prior to Closing, in the financial statements of the Corporation, for all Taxes payable by it for all taxable periods ending, or deemed to end, on or immediately prior to the Closing Date, and, where no taxable period ends or is deemed to end on or immediately prior to the Closing Date, for all Taxes in respect of any time prior to the Closing Date;

(iii) Except as set forth on Schedule 2(u) of the Schedule of Exceptions, the Corporation has duly withheld and collected all Taxes required by Applicable Tax Laws to be withheld or collected by it and has duly remitted to the appropriate Governmental Authority all such Taxes, as and when required by Applicable Tax Laws. The amount of any Taxes withheld or collected but not remitted by the Corporation has been retained in its accounts and will be remitted by it to the appropriate Governmental Authority when due;

(iv) Except as set forth on Schedule 2(u) of the Schedule of Exceptions, there are no material Tax-related enforcement actions, suits, proceedings, investigations or claims now, or to the knowledge of the Corporation, threatened, pending against the Corporation which, if proven, could result in a material liability to the Corporation regarding the payment of Taxes nor are any such aforementioned matters under discussion with any Governmental Authority relating to assessments or reassessments asserted by any such Governmental Authority, and all Tax Returns of the Corporation for the taxation periods ending on or before December 31, 2013 have been assessed by the relevant Governmental Authority;

(v) The Corporation has not requested, entered into or executed any agreement or other arrangements, or any waiver, providing for any extension of time within which:

(A) to file any Tax Return, or any election, designations or similar filing relating to Taxes;

(B) it is required to pay or remit any Taxes or amounts on account of Taxes; or

(C) any Governmental Authority may assess or collect Taxes;

(vi) The Corporation has not entered into any agreement with, or provided any undertaking to, any person pursuant to which it has assumed liability for the payment of Taxes owing by such person.

“Tax” or “Taxes” means, collectively:

(a) any taxes, tariffs, duties, fees, premiums, assessments, imposts, levies and other charges of any kind whatsoever imposed by any Governmental Authority, including all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Authority in respect thereof, and including those levied on, measured by, or referred to as, income, gross receipts, profits, capital, transfer, land transfer, sales, goods and services, harmonized sales, use, value-added, excise, stamp, withholding, business, franchising, property, development, occupancy, employer health, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, all licence and registration fees and all employment insurance, health insurance and other government pension plan premiums or contributions; and

(b) any liability for the payment of any amounts of the type described in (a) as a result of any express or implied obligation to indemnify any other Person or as a result of any obligations under

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any agreement or arrangements with any other Person with respect to such amounts, including any liability for Taxes of a predecessor entity.

“Tax Return” means any return, report, election, notice, designation, declaration, information return, or other document filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with any Tax, including any schedules or amendments thereto.

“Governmental Authority” means the Government of Canada or the Government of British Columbia or any other provincial, local or other political subdivision thereof, or any foreign or other jurisdiction in which the Corporation conducts all or any part of its business, or which asserts jurisdiction over any properties of the Corporation, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

(v) Insurance. The Corporation has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its material properties that might be damaged or destroyed. The Corporation has in full force and effect products liability, errors and omissions, general commercial liability, and directors’ and officers’ liability insurance in amounts customary for companies similarly situated.

(w) Brokers or Finders. The Corporation has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by the Agreement and the Corporation hereby agrees to indemnify and hold harmless the Subscriber from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Corporation hereunder.

(x) Minute Books. The minute books of the Corporation provided to the Subscriber contain complete minutes of all meetings of directors and shareholders and all actions by written consent without a meeting by the directors and shareholders since January 1, 2012, and reflect all transactions referred to in such minutes accurately in all material respects.

(y) Labor Agreements and Actions; Employee Compensation. The Corporation is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Corporation’s knowledge, has sought to represent any of the employees, representatives or agents of the Corporation. There is no strike or other labor dispute involving the Corporation pending, or to the Corporation’s knowledge, threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Corporation (as such business is presently conducted and as it is proposed to be conducted), nor is the Corporation aware of any labor organization activity involving its employees. The Corporation is not aware that any officers or key employees, or that any group of key employees, intend to terminate their employment with the Corporation, nor does the Corporation have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Corporation is terminable at the will of the Corporation. The Corporation has complied in all material respects with all applicable Canadian, provincial, state or local equal employment opportunity laws and other laws related to employment. Except as set forth on the Schedule of Exceptions, the Corporation is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement.

(z) Environmental and Safety Laws. Except as could not reasonably be expected to have a material adverse effect, to the knowledge of the Corporation (i) the Corporation is and has been in compliance with all Environmental Laws (as defined below), (ii) there has been no release or threatened release of any pollutant, contaminant or toxic or hazardous material, substance or waste or petroleum or any fraction thereof (each a “Hazardous Substance”), on, upon, into or from any site currently or heretofore owned, leased or otherwise used by the Corporation, and (iii) there are no underground storage tanks located on, no polychlorinated biphenyls (“PCBs”) or PCB-containing equipment used or stored on, and no Hazardous Substance, stored on, any site owned or operated

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by the Corporation, except for the storage of hazardous waste in compliance with Environmental Laws. The Corporation has made available to the Subscriber true and complete copies of all material environmental records, reports, notifications, certificates of need, permits, pending permit applications, correspondence, engineering studies and environmental studies or assessments. For purposes of this Section 2(z), “Environmental Laws” means any law, regulation, or other applicable requirement relating to (iv) releases or threatened releases of Hazardous Substance, (v) pollution or protection of employee health or safety, public health or the environment, or (vi) the manufacture, handling, transport, use, treatment, storage, or disposal of Hazardous Substances.

(aa) Bad Actor Provisions. Neither the Corporation or any of its predecessors, nor, to the Corporation’s knowledge, any affiliated issuer, any director, executive officer, other officer of the Corporation, any beneficial owner of 20% or more of the Corporation’s outstanding voting equity securities, calculated on the basis of voting power or any promoter (as that term is defined in Rule 405 under the Act) connected with the Corporation in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to a Disqualification Event. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

(bb) Indemnification for Breach of Representations and Warranties. The Corporation hereby agrees to hold the Subscriber and its directors, officers, employees, affiliates, controlling persons and agents and their respective officers, directors, employees, counsel, controlling persons and agents, and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any false representation or warranty or any breach or failure by the Corporation to comply with any covenant made by the Corporation in this Agreement (including the Schedule of Exceptions attached hereto).

(cc) Full Disclosure. The Corporation has fully provided the Subscriber with all the information reasonably available to it that the Subscriber has requested for deciding whether to purchase the Shares. To the knowledge of the Corporation, no representation or warranty made by the Corporation in this Agreement, the exhibits and schedules hereto or any financial statement or certificate prepared and furnished or to be prepared and furnished by the Corporation or its representatives pursuant hereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were furnished. To the knowledge of the Corporation, there is no event, fact or condition specifically relating to the Corporation or the business in which it is engaged that has had, or that reasonably could be expected to have, a material adverse effect on the Corporation that has not been set forth in this Agreement or on the Schedule of Exceptions.

Closing

3. The purchase and sale of the Shares (the “Closing”) will take place remotely via the exchange of documents, signatures and consideration on the date hereof, or such other date as is otherwise agreed to by the Corporation and the Subscriber (the “Closing Date”).

(a) Subject to Section 4 hereof, at the Closing, the Subscriber will deliver to the Corporation: (i) a duly completed and originally executed copy of this Agreement, including all applicable Schedules attached hereto; (ii) a duly completed and originally executed copy of the Related Agreements; and (iii) a wire transfer in accordance with the Corporation’s instructions, in an amount equal to the Subscription Price.

(b) Subject to Section 5 hereof, at the Closing, the Corporation will deliver to the Subscriber: (i) a duly completed and originally executed copy of this Agreement, including the Schedule of Exceptions; (ii) a duly completed and originally executed copy of the Related Agreements; (iii) the certificates and opinion set forth in Sections 4 below; and (iv) in accordance with the Subscriber’s delivery instructions, a definitive certificate registered in the name of the Subscriber (or in the other name or names as requested by the Subscriber), representing the Shares.

4. Conditions to the Subscriber’s Obligations to Close. The Subscriber’s obligation to purchase the Shares at the Closing is subject to the fulfillment on or before the Closing of each of the following conditions, unless waived by the Subscriber:

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(a) Representations and Warranties. Except as set forth or modified by the Schedule of Exceptions, the representations and warranties made by the Corporation in Section 2 will be true and correct in all material respects as of the Closing.

(b) Covenants. The Corporation will have performed or complied in all material respects with all covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the Closing.

(c) Blue Sky/B.C. Securities Laws. The Corporation will have obtained all necessary U.S. state securities and “blue sky” law and B.C. Securities Laws permits and qualifications, or have the availability of exemptions therefrom, required by any state or province for the offer and sale of the Shares.

(d) License and Collaboration Agreement. The Corporation will have executed and delivered to the Subscriber the License and Collaboration Agreement, dated as of the date hereof.

(e) Rights Agreement. The Corporation will have executed and delivered to the Subscriber the Rights Agreement, dated as of the date hereof.

(f) Compliance Certificate. The Corporation will have delivered a certificate duly executed by the Chief Executive Officer of the Corporation stating that the conditions in Sections 3(a) and 3(b) have been satisfied.

(g) Secretary’s Certificate. The Subscriber will have received from the Corporation’s Secretary a certificate having attached thereto (i) the Corporation’s Articles, as in effect at the time of the Closing; (ii) the Corporation’s Bylaws as in effect at the time of the Closing; and (iii) resolutions approved by the Board of Directors authorizing the transactions contemplated by this Agreement and the Related Agreements.

(h) Good Standing. The Corporation will have delivered to the Subscriber a certificate status of the Corporation issued by Corporations Canada, dated as of a recent date, with respect to the status and good standing of the Corporation.

(i) Board Approval. The Corporation will have received all requisite approvals from its directors.

(j) Legal Opinion. The Subscriber will have received from legal counsel for the Corporation, an opinion, dated as of the Closing Date, in substantially the form of Exhibit B attached to this Agreement.

(k) Completion of Due Diligence. The Subscriber will have completed, to the Subscriber’s satisfaction, a due diligence investigation of the Corporation, including with respect to the business, legal matters and intellectual property of the Corporation.

5. Conditions to the Corporation’s Obligations to Close. The Corporation’s obligation to sell and issue the Shares at the Closing is subject to the fulfillment on or before the Closing of the following conditions, unless waived by the Corporation:

(a) Representations and Warranties. The representations and warranties made by the Subscriber in Section 1 will be true and correct in all material respects as of the Closing.

(b) Covenants. The Subscriber will have performed or complied in all material respects with all covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Subscriber on or prior to the Closing Date.

(c) Compliance with Securities Laws. The Corporation will be satisfied that the offer and sale of the Shares will be qualified or exempt from registration or qualification under all applicable Canadian and U.S. federal, state and provincial securities laws.

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6. Further Assurances. Each party hereto will, promptly upon request by the other party, provide such other party with any additional information and execute and deliver to such other party additional undertakings, questionnaires and other documents as such other party may reasonably request in connection with the issue and sale of the Shares. Each party acknowledges and agrees that such undertakings, questionnaires and other documents, when duly executed and delivered, will form part of and will be incorporated into this Agreement with the same effect as if each constituted a representation and warranty or covenant of the delivering party hereunder in favor of the requesting party. Each party consents to the filing of such undertakings, questionnaires and other documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated under this Agreement.

7. Disclosure of Personal Information. The Subscriber acknowledges that this Agreement requires the Subscriber to provide certain personal information about the Subscriber to the Corporation. Such information is being collected by the Corporation for the purposes of completing the offering of the Shares, which includes, without limitation, determining the eligibility of the Subscriber to purchase the Shares under applicable securities legislation, preparing and registering certificates representing the Shares to be issued to the Subscriber and completing filings required by applicable securities regulatory authorities. Personal information regarding the Subscriber may be disclosed by the Corporation to: (a) stock exchanges or securities regulatory authorities (including the British Columbia Securities Commission (the “BCSC”) and, if applicable, the Ontario Securities Commission (the “OSC”), as discussed below); (b) any government agency, board or other entity; and (c) any of the other parties involved in the offering of the Shares, including the Corporation and its legal counsel, and may be included in record books in connection with the offering of the Shares. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of such personal information.

8. Canadian Securities Matters. The Subscriber acknowledges that it has been notified by the Corporation: (a) of the requirement to deliver to BCSC and, if applicable, to the OSC, the full name, residential address and telephone number of the purchaser of the securities, the number and type of securities purchased, the total purchase price, the exemption relied upon and the date of distribution; (b) that this information is being collected indirectly by the BCSC and, if applicable, the OSC, under the authority granted to it under applicable securities legislation; (c) that this information is being collected for the purposes of the administration and enforcement of the securities legislation of British Columbia and, if applicable, Ontario; (d) that the BCSC can be contacted at British Columbia Securities Commission, P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia, V7Y 1L2, Telephone: (604) 899-6500, Toll free across Canada: 1-800-373-6393, Facsimile: (604) 899-658, and can answer any questions about the BCSC’s indirect collection of this information; and (e) that, if applicable, the OSC can be contacted through the Administrative Assistant to the Director of Corporate Finance at Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, M5H 3S8, or at (416) 593¬3684, and can answer any questions about the OSC’s indirect collection of this information.

9. Anti-Money Laundering Provisions. The Subscriber represents and warrants, to the knowledge of the Subscriber, that the Subscription Price, which will be paid by the Subscriber to the Corporation hereunder (a) will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”), (b) was not and is not, directly or indirectly, derived from activities that may contravene federal or state regulations, including those administered by the U.S. Treasury Department’s Office of Foreign Asset Control (“OFAC”), or (c) will not represent proceeds of crime under any other applicable similar legislation and acknowledges that the Corporation may in the future be required by law to disclose its name and other information relating to this Agreement and the transaction contemplated hereby, on a confidential basis, pursuant to the PCMLA or other applicable legislation. To the knowledge of the Subscriber, none of the Subscription Price to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada or the United States of America, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber. The Subscriber will promptly notify the Corporation if it discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac.

10. Counterparts; Electronic Delivery. This Agreement may be executed in any number of counterparts, each of which will be enforceable against the parties actually executing such counterparts, and all of which together will constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any

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electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.rightsignature.com) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

General

11. Defined Terms. Terms which are used in this Agreement and not otherwise defined and which are defined in B.C. Securities Laws or the Act will have the meanings defined in the B.C. Securities Laws or the Act unless the context otherwise requires.

12. Gender; Number. This Agreement is to be read with all changes in gender or number required by the context.

13. Headings. The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

14. References. A reference to an Article or a Section is to an Article or a Section of this Agreement unless otherwise specified. In this Agreement, unless something in the subject matter or context is inconsistent therewith or unless otherwise herein provided, a reference to any statute is to that statute as now enacted or as the same may from time to time be amended, re-enacted or replaced and includes any regulation made thereunder.

15. Expenses. Each party acknowledges and agrees that all costs incurred by such party (including any fees and disbursements of any special counsel retained by such party) relating to the sale of the Shares to the Subscriber will be borne by such party.

16. Governing Law; Venue. This Agreement shall be exclusively construed and governed by the laws in force in British Columbia and the laws of Canada applicable thereto and the courts of British Columbia (and the Supreme Court of Canada, if necessary) shall have exclusive jurisdiction to hear and determine all disputes arising hereunder. Each of the parties hereto irrevocably attorns to the jurisdiction of said courts and consents to the commencement of proceedings in such courts.

17. Time of the Essence. Time is of the essence of this Agreement.

18. Successors and Assigns. No party may assign any of its rights or benefits under this Agreement, or delegate any of its duties or obligations, except with the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, the Subscriber may, at any time, assign this Agreement and its interests herein, in whole, to any affiliate of the Subscriber. The Subscriber acknowledges that any such transfer is subject to the transferees agreeing to become subject to the terms and conditions of this Agreement and the Subscriber shall designate a single representative to represent the transferees for the purposes of this Agreement. Such representative shall become a party to this Agreement and shall be entitled to the rights and privileges and subject to the obligations of the transferees pursuant to this Agreement and shall exercise any rights and privileges and perform any obligations of the transferees for and on behalf of the transferees. The Corporation shall be entitled to rely on the representative on behalf of the transferees.

19. Entire Agreement. This Agreement (including the Schedules, Exhibits and the Schedule of Exceptions attached hereto) and the Related Agreements represent the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

20. Amendment. No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by the parties hereto. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, will be limited to the specific breach waived.

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21. Survival. The covenants, representations and warranties contained herein will survive the execution and delivery of this Agreement and the Closing for […***…] except (i) with respect to tax matters where the representations and warranties will continue to have full force and effect until the expiry of a period of […***…] after the date at which the statute of limitations expires for action by the applicable tax authorities, (ii) in case of fraud, in which case no time limit shall be applicable.

22. Currency. All references to currency herein, other than in Schedule B, are to lawful money of Canada.

23. Organizational Documents. The Subscriber acknowledges and agrees that the Shares are subject to the rights, privileges, restrictions, and conditions outlined in the constating documents of the Corporation, including but not limited to, the requirement that shareholders of the Corporation under certain terms and conditions must sell all of the shares held by such shareholders under a third party offer.

24. Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, will be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement will be enforceable in accordance with its terms.

25. Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to a party to this Agreement upon any breach or default of the other party under this Agreement will impair any such right, power or remedy of such non-defaulting party, nor will it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and will be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, will be cumulative and not alternative.

26. Notices. All notices and other communications given or made pursuant to this Agreement will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business (1) day after deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt. All communications will be sent to the respective parties at their address, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 26. If notice is given to the Corporation, a copy (which will not constitute notice) will also be sent to Blake, Cassels & Graydon LLP, 595 Burrard St., Suite 2600, Vancouver, BC, V7X 1L3, Attn: […***…]. If notice is given to the Subscriber, a copy (which will not constitute notice) will also be sent to Celgene Corporation as 86 Morris Avenue, Summit, New Jersey 07901, Attn: […***…]. The Subscriber hereby confirms the Shares will be registered in the name of Celgene Alpine Investment Co. LLC and for the purposes of post-closing filings with applicable securities commissions in Canada the Subscriber discloses the address of the Subscriber as 1 Route de Perreux, 2017 Boudry, Switzerland, Attn: […***…].

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CORPORATION:

ZYMEWORKS INC.

By:
Name:	Ali Tehrani
Title:	President and CEO

SUBSCRIBER:

CELGENE ALPINE INVESTMENT CO. LLC

By:
Name:
Title:

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SCHEDULE A

ACCREDITED INVESTOR EXEMPTION CERTIFICATE

To be completed and signed by all Subscribers relying on the

Accredited Investor Exemption under NI 45–106

The Subscriber represents and warrants to the Corporation that the Subscriber is an “accredited investor” as that term is defined in NI 45-106 by virtue of the fact that the Subscriber satisfies one or more of the categories indicated below.

PLEASE PLACE AN “X” AGAINST THE APPROPRIATE CATEGORY OR CATEGORIES BELOW:

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(a)	a Canadian financial institution, or a Schedule III bank;

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada;

(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;

(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

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(k)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

(n)	an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution;

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds] of NI 45-106; or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q)	a person acting on behalf of a fully managed account managed by that person, if that person

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(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

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Date:

CELGENE ALPINE INVESTMENT CO. LLC

By:
Name:
Title:

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For the purposes of this Schedule A, the following definitions are included for convenience:

“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

“Canadian financial institution” means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(b)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“director” means (a) a member of the board of directors of a company or an individual who performs similar functions for a company, and (b) with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

“eligibility adviser” means

(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed;

(b)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not;

(c)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons; and

(d)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

“financial assets” means

(a)	cash;

(b)	securities; or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

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“investment fund” has the same meanings as in National Instrument 81-106 – Investment Fund Continuous Disclosure;

“jurisdiction” means a province or territory of Canada except when used in the term “foreign jurisdiction”;

“person” includes (a) an individual, (b) a corporation, (c) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and (d) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“regulator” means

(a)	the Executive Director, as defined under section 1 of the Securities Act (British Columbia); and

(b)	such other person as is referred to in Appendix D of National Instrument 14-101 – Definitions;

“related liabilities” means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)	liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“securities legislation” means

(a)	for British Columbia, the Securities Act (British Columbia) and the regulations, rules and forms under such Act and the blanket rulings and orders issued by the British Columbia Securities Commission; and

(b)	for other Canadian jurisdictions, such other statutes and instruments as are listed in Appendix B of National Instrument 14-101 – Definitions;

“securities regulatory authority” means

(a)	the British Columbia Securities Commission; and

(b)	in respect of any local jurisdiction other than British Columbia, means the securities commission or similar regulatory authority listed in Appendix C of National Instrument 14-101 – Definitions;

“spouse” means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual; or

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

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“voting security” means a security of an issuer that:

(a)	is not a debt security; and

(b)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing;

An issuer is considered to be affiliated with another issuer if:

(a)	one of them is the subsidiary of the other; or

(b)	each of them is controlled by the same person;

A person is considered to beneficially own securities that are beneficially owned by:

(a)	an issuer controlled by that person; or

(b)	an affiliate of that person or an affiliate of an issuer controlled by that person;

A person (first person) is considered to control another person (second person) if:

(a)	the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation;

(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership; or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

All terms used in this Schedule A which are not otherwise defined in this Schedule A have the meanings defined in the Subscription Agreement to which this Schedule A is attached. All other terms which are used in this Schedule A and not otherwise defined and which are defined in the Securities Act (British Columbia), the regulations, rules and policy statements made thereunder, as amended, have the meanings defined in such legislation, regulations, rules and policy statements.

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SCHEDULE B

To be completed and signed by all Subscribers

CERTIFICATE

TO:	Zymeworks Inc.

The Subscriber represents and warrants to the Corporation that he, she or it comes within the category or categories marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. The Subscriber agrees to furnish any additional information which the Corporation deems necessary in order to verify the answers set forth below. All references to $ in this confidential investor questionnaire are to United States dollars.

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Category A	The Subscriber is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth together with his or her spouse, presently exceeds USD $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, excluding your principal residence, but including cash, short-term investments, stock and securities, provided that you deduct any debts you owe. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B

The Subscriber is an individual (not a partnership, corporation, etc.) who had an income in excess of USD $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of USD $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The Subscriber is a director or executive officer of the Corporation.

Category D

The Subscriber is a bank, as defined in Section 3(a)(2) of the Act; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company (“SBIC”) licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of USD $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of USD $5,000,000 or, if a self-directed plan, with investment

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decisions made solely by persons that are Accredited Investors (describe entity below).

Category E	The Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

Category F

The Subscriber is either a corporation, partnership, Massachusetts or similar business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of USD $5,000,000. (describe entity below)

Category G

The Subscriber is a trust with total assets in excess of USD $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated person” as described in Rule 506(b)(2)(ii) under the Act.

Category H

The Subscriber is an entity in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Schedule B. (describe entity below)

The Subscriber agrees that the Subscriber will notify the Corporation at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement will cease to be true, accurate and complete. The above representations and warranties of the Subscriber will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Shares and will survive the completion of the issue of the Shares.

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IN WITNESS WHEREOF, the Subscriber has executed this confidential investor questionnaire as of the      day of December, 2014.

If a Corporation, Partnership or Other Entity:	If an Individual:

CELGENE ALPINE INVESTMENT CO. LLC
Signature

Type of Entity	Printed or Typed Name

Signature of Person Signing	Social Security or Taxpayer I.D. Number

Printed or Typed Name and Title of Person Signing

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Exhibit C-1

Shareholder	Common Shares	Stock Options
Board Members
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

Board Observers
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

Other Investors
[…***…]	[…***…]	[…***…]

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Shareholder	Common Shares	Stock Options
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

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Shareholder	Common Shares	Stock Options
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]

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Shareholder	Common Shares	Stock Options
[…***…]	[…***…]	[…***…]
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Shareholder	Common Shares	Stock Options
[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]

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Shareholder	Common Shares	Stock Options
[…***…]	[…***…]	[…***…]

Employees
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]

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Shareholder	Common Shares	Stock Options
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

SAB Members
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

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Shareholder	Common Shares	Stock Options

Consultants (Former SAB)
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

Total	[…***…]	[…***…]

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Exhibit C-2

Shareholder	Common Shares	Stock Options
Board Members
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

Board Observers
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

Other Investors

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Shareholder	Common Shares	Stock Options
[…***…]	[…***…]	[…***…]
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Shareholder	Common Shares	Stock Options
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Shareholder	Common Shares	Stock Options
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Shareholder	Common Shares	Stock Options
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Shareholder	Common Shares	Stock Options
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

Employees
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
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Shareholder	Common Shares	Stock Options
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[…***…]	[…***…]	[…***…]

SAB Members
[…***…]	[…***…]	[…***…]

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Shareholder	Common Shares	Stock Options
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

Consultants (Former SAB)
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

Total	[…***…]	[…***…]

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SCHEDULE OF EXCEPTIONS

ZYMEWORKS INC.

SUBSCRIPTION AGREEMENT FOR COMMON SHARES

DATED December 24, 2014

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These Schedules form an integral part of the Subscription Agreement (the “Agreement”) entered into between Zymeworks Inc. (the “Corporation”) and Celgene Alpine Investment Co. LLC (the “Subscriber”) dated as of the date hereof. The inclusion of any item in a Schedule is intended to qualify the covenants, representations and warranties of the Corporation contained in the Agreement. If a document or matter is listed in one particular section of a Schedule and it is appropriate and reasonably apparent that the disclosure with respect to such document or matter is responsive to the disclosure required in any other Schedule, such listing shall suffice, without specific repetition and with or without cross reference, as a response disclosing the existence of such document or matter to any other Schedule.

Disclosure of any item in a Schedule: (i) shall not imply the existence of any representation, warranty, undertaking or other obligation of the Corporation not expressly set out in the Agreement and shall not extend the scope of the representations, warranties, undertaking or other obligations set forth in the Agreement; and (ii) unless otherwise indicated in such Schedule, shall not be construed to mean that such information is material or outside of the ordinary course (regardless of whether required by the accompanying representation in the Agreement) and such information shall not be used as a basis for interpreting the terms “material,” “materially,” “materiality,” “Material Adverse Effect”, “material adverse change” or any similar qualification in the Agreement. The Corporation may elect to include in any Schedule information that is not material and, for greater certainty, any such inclusion shall not be deemed to be an acknowledgement or representation that such information is material.

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Schedule 2(c)

Capital Structure

Nil.

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Schedule 2(d)

Subsidiaries

Zymeworks Biopharmaceuticals Inc.

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Schedule 2(i)

Litigation

Nil.

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Schedule 2(j)

Proprietary Information Agreements

Nil.

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Schedule 2(k)

Intellectual Property

[…***…]

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Schedule 2(m)

Agreements

Merck Agreement - pending achievement of certain scientific, clinical or regulatory milestones.

•	Under Section 2(m)(ii)(A) obligations (contingent or otherwise) of, or payments to the Corporation in excess of, $1,000,000. In 2011 Zymeworks entered into a Licensing and Collaboration agreement with Merck, Sharpe and Dhome (DBA Merck). Under the agreement, Zymeworks may receive certain payments totalling up to US$187M upon the achievement of certain scientific, clinical, regulatory or commercial milestones, as well as royalties on sales. In December 2014 Zymeworks and Merck amended the agreement, impacting certain rights and decreasing the total milestone payments under the agreement by $[…***…]. These payments may include balances in excess of $1,000,000.

•	Under Section 2(m)(ii)(A) obligations (contingent or otherwise) of, or payments to the Corporation in excess of, $1,000,000. In 2013 and 2014 Zymeworks entered into collaboration and licensing agreements with Eli Lilly & Co., Inc. Under each agreement, Zymeworks may receive payments in excess of $1,000,000 upon the achievement of certain scientific, regulatory, clinical and commercial milestones, as well as royalties on sales. These payments may include balances in excess of US $1,000,000.

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Schedule 2(n)

Related Party Transactions

Nil.

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Schedule 2(s)

Changes Since Financial Statement Date

[…***…]

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Schedule 2(t)

Employee Benefit Plans

Pursuant to the Corporation’s group Retirement Savings Plan and Non-Registered Savings Plan (administered by […***…]) (the “Plan”), the Corporation matches employees’ Plan contributions up to […***…]% of their gross salary, on a matching basis. Contributions beyond […***…]% of an employee’s salary are not matched by the Corporation. The Corporation has placed certain restrictions on the withdrawal of Plan contributions by employees. The Corporation has no ongoing funding liabilities beyond matching the employee contributions.

The Corporation provides all employees with an extended medical benefits program which provides various benefits coverage, including; […***…], and other related items. Employees are provided extended medical benefits, provided by […***…], upon hire. Spousal and family benefits may be provided, if employees elect and cover […***…]% of the applicable plan costs.

The Corporation provides employees additional medical benefits through paying for […***…]% of the[…***…]. […***…]are paid to the […***…] directly through payroll deductions and direct remittance.

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Schedule 2(u)

Tax

2(u)(i) - Tax Returns

The Corporation may have been required to file Federal and State tax returns in the United States in connection with research and collaboration agreements entered into with United States domiciled partners. The Company has not quantified any potential tax and/or related liabilities that may be applicable, but is of the view that such amounts, if any, are immaterial.

2(u)(iii) - Withholding Tax

The Corporation has identified potential withholding tax liabilities relating to periodic visits of US based scientific advisory members who may have performed services in Canada in conjunction with visits to the Corporation. The Corporation has not quantified the balance but believes the liabilities to be immaterial.

2(u)(iv) - Tax-Related Enforcement Actions

Tax filings made in the province of Québec for the year ended December 31, 2013, to the knowledge of the Corporation, are currently being reviewed or assessed by Revenue Québec.

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CONFIDENTIAL

Schedule 2(y)

Labor Agreements and Employee Compensation

Nil.

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